UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

FORWARD FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT

FORWARD FUNDS, INC.

March 11, 2005

To Our Shareholders:

Please take note that the SPECIAL MEETING of SHAREHOLDERS (“Meeting”) of the Forward Funds, Inc. (the “Company”), including the Forward Hoover Small Cap Equity Fund, Forward Hansberger International Growth Fund, Forward Global Emerging Markets Fund, Forward International Small Companies Fund, Forward Uniplan Real Estate Investment Fund, Forward Hoover Mini-Cap Fund, Sierra Club Balanced Fund, and Sierra Club Stock Fund (the “Funds”), will be held on April 22, 2005, beginning at 9:00 a.m. (Pacific time) at 433 California Street, 11th Floor San Francisco, CA 94104.

The Company, a Maryland corporation, currently consists of nine series. One series, the Forward Legato Fund, has not commenced investment operations or issued shares to the public as of the date of this Proxy Statement, and therefore proxies are not being solicited with respect to that Fund. The accompanying Notice of Special Meeting and Proxy Statement relate to each of the Funds, as specified in the Proxy Statement.

At the Meeting, and as described in the Proxy Statement accompanying this letter, shareholders of the Fund will be asked to (1) approve an Agreement and Plan of Reorganization and Redomiciliation for each Fund whereby all or substantially all the assets and the liabilities of each Fund would be acquired by a corresponding newly formed series of the Forward Funds (the “New Trust”), in exchange for shares of such series, (2) authorize the Board of Directors of the Funds (the “Board”) and Forward Management LLC (“Forward Management”) to select or change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders, consistent with rules of the Securities and Exchange Commission or exemptive relief, (3) approve the Amended and Restated Investment Advisory Agreement between the Funds and Forward Management to update the Agreement and to clarify that Forward Management may be separately compensated for compliance and administrative services provided by Forward Management or its officers or employees to the Fund, and (4) elect six nominees to the Board. In addition, the shareholders of the Sierra Club Balanced Fund will be asked to approve a new Investment Sub-Advisory Agreement among Forward Management, the Company and Forward Uniplan Advisors, Inc.

After careful consideration, the Board has approved the above-referenced proposals and recommends that shareholders vote “FOR” the proposals and elect all six nominees to the Board.

Your vote is very important to us regardless of the number of shares of the Funds you own. Whether or not you plan to attend the Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on April 22, 2005. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Company by calling toll-free 1-866-209-7622. We will get you the answers that you need promptly.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/    J. ALAN REID, JR.

J. Alan Reid, Jr.

President

Encl.

FORWARD FUNDS, INC.

Forward Hoover Small Cap Equity Fund

Forward Hansberger International Growth Fund

Forward Global Emerging Markets Fund

Forward International Small Companies Fund

Forward Uniplan Real Estate Investment Fund

Forward Hoover Mini-Cap Fund

Sierra Club Balanced Fund

Sierra Club Stock Fund

433 California Street, 11th Floor

San Francisco, CA 94104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on Friday, April 22, 2005

Notice is hereby given that Forward Funds, Inc. (the “Company”) will hold a special meeting (“Meeting”) of shareholders of Forward Hoover Small Cap Equity Fund, Forward Hansberger International Growth Fund, Forward Global Emerging Markets Fund, Forward International Small Companies Fund, Forward Uniplan Real Estate Investment Fund, Forward Hoover Mini-Cap Fund, Sierra Club Balanced Fund, and Sierra Club Stock Fund (each a series of Forward Funds, Inc.) (each, a “Fund,” collectively, the “Funds”), on Friday, April 22, 2005 at the Company’s offices, 433 California Street, 11th Floor San Francisco, CA 94104, at 9:00 A.M. Pacific Time, for the following purposes:

Proposal 1:	To approve an Agreement and Plan of Reorganization and Redomiciliation (“Plan”) for each Fund whereby all or substantially all the assets and the liabilities of each Fund would be acquired by a corresponding newly formed series of the Forward Funds (the “New Trust”), in exchange for shares of such series. (This Proposal applies to all shareholders).

Proposal 2:	To authorize the Board of Directors of the Funds (the “Board”) and Forward Management LLC (“Forward Management”) to select or change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders, consistent with rules of the Securities and Exchange Commission or exemptive relief. (This Proposal applies to all shareholders).

Proposal 3:	To approve the Amended and Restated Investment Advisory Agreement between the Funds and Forward Management to update the Agreement and to clarify that Forward Management may be separately compensated for compliance and administrative services provided by Forward Management or its officers or employees to the Company. (This Proposal applies to all shareholders).

Proposal 4:	To elect each of the six individuals nominated to serve on the Board of Directors of the Funds. (This Proposal applies to all shareholders).

Proposal 5:	To approve a new Investment Sub-Advisory Agreement among Forward Management, the Company and Forward Uniplan Advisors, Inc. with respect to the Sierra Club Balanced Fund. (This Proposal applies only to shareholders of the Sierra Club Balanced Fund). Please note that as of April 1, 2005, the name of the Sierra Club Balanced Fund will be changed to the Sierra Club Equity Income Fund.

Proposal 6:	To take action on such other business as may properly come before the Meeting and any adjournment thereof.

The attached Proxy Statement provides additional information about these proposals. Shareholders of record of a Fund as of the close of business on February 22, 2005 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Each share of a Forward Funds, Inc. fund is entitled to one vote, and a proportionate fractional vote for each fractional share held, with respect to each applicable proposal. Whether or not you plan to attend the Meeting in person, please vote your shares. To vote by mail, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy. You may also vote by telephone or Internet, as follows:

To vote by telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your proxy card at hand.	(1) Read the Proxy Statement and have your proxy card at hand.
(2) Call the toll-free number that appears on your proxy card.	(2) Go to the Internet address that appears on your proxy card.
(3) Follow the simple instructions.	(3) Follow the simple instructions.

We encourage you to vote by telephone or Internet using the control number that appears on the enclosed proxy card. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment as to a matter being voted on by shareholders of the Funds collectively will require the affirmative vote of the holders of a majority of the Funds’ shares present in person or by proxy at the Meeting. Any adjournment as to a matter being voted on by the shareholders of an individual Fund will require the affirmative vote of the holders of a majority of that individual Fund’s shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote AGAINST any such adjournment those proxies to be voted against that proposal.

PLEASE RESPOND — WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO

AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board,

/s/ Lori V. O’Shaughnessy

Lori V. O’Shaughnessy

Secretary

March 11, 2005

FORWARD FUNDS, INC.

Forward Hoover Small Cap Equity Fund

Forward Hansberger International Growth Fund

Forward Global Emerging Markets Fund

Forward International Small Companies Fund

Forward Uniplan Real Estate Investment Fund

Forward Hoover Mini-Cap Fund

Sierra Club Balanced Fund

Sierra Club Stock Fund

SPECIAL MEETING OF SHAREHOLDERS

to be held on Friday, April 22, 2005

PROXY STATEMENT

GENERAL

The document is a proxy statement (the “Proxy Statement”). This Proxy Statement and enclosed proxy card are being furnished to shareholders of each of Forward Hoover Small Cap Equity Fund, Forward Hansberger International Growth Fund, Forward Global Emerging Markets Fund, Forward International Small Companies Fund, Forward Uniplan Real Estate Investment Fund, Forward Hoover Mini-Cap Fund, Sierra Club Balanced Fund, and Sierra Club Stock Fund (each a series of Forward Funds, Inc.) (each, a “Fund,” and collectively, the “Funds”) in connection with four proposals (five with respect to the Sierra Club Balanced Fund). This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate the proposals.

The Board of Directors (the “Board,” the members of which are referred to herein as “Directors”) of Forward Funds, Inc. (the “Company”), is soliciting proxies from shareholders on behalf of each Fund, for use at the Special Meeting of Shareholders of each of the Funds, to be held at the offices of the Company, 433 California Street, 11th Floor, San Francisco, California 94104, at 9:00 A.M. Pacific Time, on April 22, 2005, and at any and all adjournments thereof (each, a “Meeting”).

The Board has fixed the close of business on February 22, 2005, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting (the “Record Date”). You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of any of the Funds at the close of business on the Record Date.

This Proxy Statement, the Notice of Meeting and the proxy cards are first being mailed to shareholders on or about March 18, 2005.

The Board has approved and recommended each of the matters set forth herein. The implementation of these measures, each of which is briefly summarized below, is subject to the approval of the Funds’ shareholders and other conditions as discussed below.

It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the proposals.

The following proposals will be considered and acted upon at the Meeting:

Proposal	Funds Affected	Page
1. To approve an Agreement and Plan of Reorganization and Redomiciliation (“Plan”) for each Fund whereby all or substantially all the assets and the liabilities of each Fund would be acquired by a corresponding newly formed series of the Forward Funds (the “New Trust”), in exchange for shares of such series.	All Funds	3

2. To authorize the Board of Directors of the Company (the “Board”) and Forward Management LLC (“Forward Management”) to select or change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders.	All Funds	13

3. To approve the Amended and Restated Investment Advisory Agreement between the Funds and Forward Management to update the Agreement and to clarify the services to be provided by Forward Management under the Agreement.	All Funds	16

4. To elect six nominees to the Board of Directors of the Company.	All Funds	22

5. To approve a new Investment Sub-Advisory Agreement among Forward Management, the Company and Forward Uniplan Advisors, Inc. with respect to the Sierra Club Balanced Fund.	Only the Sierra Club Balanced Fund	26

6. To take action on such other business as may properly come before the Meeting and any adjournment thereof.	All Funds	32

This joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because shareholders may own shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement. At the Meeting, each share of a Fund is entitled to one vote on proposals affecting that Fund; and a fractional share is entitled to a proportionate share of one vote. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record shares in two or more of the Funds will receive a package containing a Proxy Statement and proxy cards for each Fund in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Proxy Statement and a proxy card for each Fund in which such shareholder is a beneficial owner. If you own shares of more than one Fund, you must complete a proxy card for each Fund.

If a proposal is approved by shareholders of one Fund and disapproved by shareholders of another Fund, the proposal may be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. However, in this circumstance the Board of Directors may determine not to implement a proposal with respect to any Fund unless that proposal has been approved by shareholders of all Funds.

This Proxy Statement should be kept for future reference. The most recent annual report of the Funds, including financial statements, for the fiscal year ended December 31, 2004, has been mailed previously to shareholders. If you would like to receive an additional copy of this shareholder report free of charge, or copies of any subsequent shareholder report, please contact the Company by writing to the address set forth on the first page of this proxy statement or by calling (800) 999-6809. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSALS 1, 2, 3, AND 5, AND VOTE FOR APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS IN PROPOSAL 4.

PROPOSAL 1: ALL FUNDS

APPROVAL OF THE REORGANIZATION OF EACH FUND INTO A SEPARATE

SERIES OF THE NEW TRUST

BACKGROUND

At a meeting of the Board held on February 2, 2005, the Board approved on behalf of the Company and each of the Funds, an Agreement and Plan of Reorganization and Redomiciliation (a “Plan”) substantially in the form attached to this proxy statement as Appendix A. It was determined that the Plan should be submitted for approval to the shareholders of the Funds.

At the Meeting, shareholders of each Fund will be asked to vote on a proposal to approve a reorganization in which all or substantially all of the assets of that Fund would be acquired by a comparable, newly formed series of Forward Funds (the “New Trust,” and each a “New Series”), in exchange for shares of the equivalent class of the applicable New Series and the assumption by that New Series of all of the liabilities of its respective Fund, as more fully described below (each a “Reorganization”). This change is intended to permit the Funds and other funds in the Forward family of mutual funds to operate in a more efficient organizational structure and may result in certain economies of scale, which would benefit shareholders. If approved by shareholders, the Reorganizations are expected to take effect on or about July 1, 2005 (the “Effective Date”), although the date may be adjusted in accordance with the terms of the Plan. Certain matters have been submitted to a vote of the current shareholders of the New Trust. If these matters are not approved by those shareholders, the Board may determine not to proceed with the Reorganization.

PRINCIPAL FEATURES OF THE PROPOSED REORGANIZATION

The New Trust will be organized as a Delaware statutory trust that is registered as an open-end investment company of the series type. Immediately prior to the Effective Date, there will be three (3) active series of the New Trust that will each be separate funds managed by Forward Management and sub-advised by Emerald Advisers, Inc. (“Emerald”). These are the Forward Emerald Growth Fund, Forward Emerald Select Banking and Finance Fund and Forward Emerald Select Technology Fund (the “Emerald Funds”). The New Trust will establish eight New Series for the purpose of succeeding to the business of each Fund. A nominal share will be issued to each corresponding Fund in order to permit each Fund to vote on organizational matters as the sole shareholder of each New Series. If shareholders of a Fund approve a proposed Reorganization, the Fund will approve as the sole shareholder an investment advisory agreement between the applicable New Series and Forward Management, an investment sub-advisory agreement between the applicable New Series and the respective sub-advisor(s), as described below, and a 12b-1 Plan with respect to Class A and Investor Class shares of the applicable New Series, all of which agreements and plans will be substantially similar to those in place with respect to the Funds as of the Effective Date. It is expected that prior to the Effective Date, the shareholders of the Emerald Funds will vote on proposals to retain Forward Management as the investment adviser of each Emerald Fund, to retain Emerald as the investment sub-adviser to each Emerald Fund, and to elect certain of the Directors of the Company as trustees of the New Trust.

Each Reorganization contemplates that each Fund will transfer all of its assets to the applicable New Series; the liabilities of the Fund will be assumed by that New Series; and each shareholder’s shares of the Fund automatically will be exchanged for full and fractional shares of the New Series (“New Series Shares”) having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s shares of the Fund. Specifically, shareholders of Investor Class shares of each of the Funds automatically will receive full and fractional Investor Class shares of the corresponding New Series, shareholders of Institutional Class shares of each of the Forward Hoover Small Cap Equity Fund, the Forward Global Emerging Markets Fund, the Forward Hoover Mini-Cap Fund and the Forward International Small Companies Fund automatically will receive full and fractional Institutional Class shares of the corresponding New Series and shareholders of Class A shares of each of the Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund, and the Sierra Club Stock Fund automatically will receive Class A shares of the corresponding New Series. The New Series will have no substantial assets as of immediately prior to the Effective Date, and will not commence investment operations until the Effective Date.

Each New Series will initially offer Investor Class shares. The Forward Hoover Mini-Cap Fund, Forward Hoover Small Cap Equity Fund and Forward International Small Companies Fund also initially will offer Institutional Class shares. The Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund and Sierra Club Stock Fund will also initially offer Class A shares. The Investor Class and Institutional Class shares will be sold without a sales charge. There will be an initial sales load of up to 4.75% of the offering price of Class A shares. With respect to Class A shares of a Fund that were purchased without paying a sales charge as part of a $1 million investment, a contingent deferred sales charge of 0.50% (“CDSC”) will apply to redemptions of the corresponding Class A shares of the New Series issued in the Reorganization made within 18 months of purchase of the Class A shares of the Fund. The CDSC is based on the original net asset value at the time of investment or the net asset value at the time of redemption, whichever is lower. Investor Class shares will have a 0.25% distribution fee (12b-1) and 0.10% and shareholder service fee, and Class A shares will have a 0.35% distribution fee (12b-1) and 0.10% and shareholder service fee. The compensation to be paid under the Investor Class and Class A shares 12b-1 Plans and shareholder service plans of the New Series will be at a rate equal to that currently paid with respect to the Investor Class and Class A shares of each Fund. The Institutional shares will not initially be subject to a 12b-1 Plan. Shareholders of a Fund will receive the same classes of New Series Shares as correspond to the classes of shares of the Funds that they hold as of the Effective Date. See the fee tables at Appendix D for more information about fees and charges.

If shareholders of each Fund approve the Reorganizations contemplated by the Plan, the Directors and officers of the Company will implement the Plan on behalf of the Funds, which contemplates:

•	The transfer of all of the assets and liabilities of each Fund to the corresponding New Series in exchange for shares of the corresponding New Series having an aggregate value equal to the assets and liabilities of the Fund, and the assumption by the New Series of all of the liabilities of the Fund;

•	The distribution to each shareholder of each class of each Fund of the same number of shares of the corresponding class of the corresponding New Series having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Fund held by that shareholder on the Effective Date; and

•	The subsequent complete liquidation of the Company and each Fund.

In addition, prior to shares of the New Series being distributed to the Funds’ shareholders, the Funds, as sole shareholders of each New Series, will be asked to vote on certain issues regarding the organization of the New Trust. A Fund will vote in favor of such matters regarding the organization of the New Trust only if the shareholders of that Fund have voted in favor of the proposed Reorganizations. Thus, shareholders of the Funds, in approving the proposed Reorganizations, will also cause each Fund, as initial shareholder of its corresponding New Series, to approve the following matters with respect to the New Trust, among others:

•	Approve an investment management agreement with Forward Management (each Fund’s current investment manager) and sub-advisory agreements with each Fund’s current sub-advisor(s) for that New Series, all of which will be substantially similar to the agreements in place with respect to each of the Funds as of the Effective Date;

•	Approve the distribution agreement and distribution and service plan (“12b-1 Plan”) for Class A and Investor Class shares of the New Series, as applicable, which will be substantially similar to the agreements and plans in place with respect to each of the Funds as of the Effective Date;

•	If Proposal 2 is approved with respect to a Fund, approve permitting the Board of Trustees and the investment adviser of the New Series to select or change investment sub-advisors for each Fund and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders.

The New Trust will continue each Fund’s operations as a series of a registered investment company, and each New Series will be managed by the same personnel and in accordance with the same investment objectives, strategies and techniques utilized in the management of each corresponding Fund immediately prior to the Effective Date. In particular, Forward Management will continue to serve as investment advisor to the New Series and each investment sub-advisor to a Fund will continue to serve as such with the corresponding New Series, and investment advisory and sub-advisory fees and expenses applicable to the New Series will be charged at the same rate as are currently incurred by the Funds. There will be no material changes to the investment operations of each Fund in connection with the Reorganization. Specifically, the investment objectives of each New Series will be substantially identical to that of its comparable Fund, the investment policies of each New Series will be substantially similar after the Reorganization, and shareholders will have substantially the same services available to them. Moreover, the value of a shareholder’s investment would be the same immediately after the Reorganizations as immediately before. Subsequent to the Reorganizations, any of these features may be amended or altered in accordance with the requirements of the Investment Company Act of 1940, as amended (“1940 Act”) and applicable law and regulation.

For the reasons set forth below under “Board Consideration of the Plan,” the Directors of the Company, including the Directors who are not “interested persons” of the Company as defined in the 1940 Act (“Independent Directors”), have unanimously determined that the proposed Reorganization is in the best interests of each Fund’s shareholders and that the interests of those shareholders will not be diluted as a result of the Reorganization. The Board has adopted a resolution that declares that the proposed transaction is advisable on substantially the terms and conditions set forth in the Plan. If approved by shareholders, each Reorganization is expected to take effect on or about July 1, 2005, although that date may be adjusted in accordance with the Plan. If the Reorganization is not approved with respect to a Fund, the Board will consider alternatives based on the facts and circumstances at that time.

BOARD CONSIDERATION OF THE PLAN

As described above, as part of a restructuring program, it has been proposed that each Fund be reorganized into a New Series. The Board has determined that it is advisable and in the best interests of each Fund and its shareholders to effect the proposed Reorganization. In reaching this conclusion, the Board considered a number of factors, including the following:

1. the terms and conditions of the Reorganization;

2. the substantially identical investment objectives and substantially similar policies and restrictions of the Fund immediately prior to the Reorganization in relation to those of the corresponding New Series;

3. that portfolio managers associated with each Fund immediately prior to the Reorganization are expected to manage each New Series;

4. the federal tax consequences of the proposed Reorganization to the Fund and its shareholders, and that a legal opinion will be rendered that no recognition of income, gain or loss for federal income tax purposes will occur with respect to the Fund and its shareholders as a result of the proposed Reorganization;

5. that the interests of shareholders of each Fund will not be diluted as a result of the proposed Reorganization;

6. that the expense limitation that is currently in place with regard to each of the Funds, which extends through December 31, 2005, will be put in place with respect to each New Series through December 31, 2005;

7. that the expenses of the proposed Reorganization will be borne by Forward Management;

8. that no sales charge will be imposed in connection with the proposed Reorganization; and

9. that the proposed Reorganization may increase economic efficiencies, including spreading maintenance costs and the fees and expenses of the Directors/Trustees and their counsel over a larger asset base, thereby possibly enhancing investment performance and increasing the efficiency of operations to the benefit of shareholders.

Based upon these and other factors, the Board, including the Independent Directors, has unanimously determined that the proposed Reorganization is advisable and in the best interests of each Fund and its shareholders; and that the interests of those shareholders will not be diluted as a result of the proposed Reorganization. Therefore, the Board recommends to shareholders of each Fund that they approve the Plan.

EFFECTS OF EACH REORGANIZATION ON THE FUND AND ITS SHAREHOLDERS

Immediately after the Reorganization, shareholders of each Fund will own shares of the corresponding class of the corresponding New Series that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization (the “Closing”). For example, a shareholder who owns 100 Investor Class shares of a Fund immediately prior to the Closing would own, immediately after the Closing, 100 Investor Class shares of the corresponding New Series having the same net asset value as those 100 Investor Class shares of the Fund held immediately prior to the Closing.

As a result of the Reorganizations, shareholders of the Funds, which are series of the Company, a Maryland corporation, will become shareholders of the New Series, each of which is a series of a Delaware statutory trust. For a comparison of certain attributes of these entities that may affect shareholders of the Funds, please see “Differences in Organizational Structures” below.

The Reorganizations will not result in any change to the investment objective, principal investment strategies, investment advisor, or sub-advisor of any of the Funds as they exist immediately prior to the Reorganizations. Each New Series will offer substantially similar shareholder services as its corresponding Fund.

A description of the Investment Advisor and the investment sub-advisors is set forth in Appendix B.

No Sales Load, Commission or Other Transactional Fee in Connection with the Reorganizations

The full value of your shares of a Fund will be exchanged for shares of the same class of the corresponding New Series without any sales load, commission or other transactional fee being imposed.

Federal Income Tax Consequences of the Reorganizations

As a condition to each Fund’s obligation to consummate the applicable Reorganization, each Fund and the corresponding New Series will receive an opinion from legal counsel to the Funds to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, the transactions contemplated by the Plan constitute a tax-free reorganization for federal income tax purposes.

Expenses Related to the Reorganization

Forward Management, each Fund’s investment advisor, will bear all ordinary expenses associated with the Reorganizations, other than any expenses individually incurred by shareholders.

ADDITIONAL INFORMATION ABOUT THE PLAN

Summary of Terms

The following is a summary of the Plan. This summary is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, the form of which is attached as Appendix A to this Proxy Statement.

As stated above, with respect to each Fund and its corresponding New Series, the Plan provides that all of the assets of the Fund will be transferred to the New Series, which will assume all of the Fund’s liabilities. Fund shareholders will receive that number of full and fractional shares of that class of the New Series which is of the same class as and is equivalent in number and value to the shares of the Fund held as of the close of business on the Effective Date. Immediately following the Reorganization, shareholders of the Fund will be shareholders of the corresponding New Series and the New Series will have no other shareholders. The Fund’s shareholders will not pay a sales charge, commission or other transaction costs in connection with their receipt of shares of the New Series.

With respect to each Fund, the Plan must be approved separately by shareholders of that Fund. In the event that shareholders of a particular Fund do not approve the Reorganization of that Fund with and into the corresponding New Series, the Plan will continue to remain in full force and effect with respect to any Reorganization approved by the shareholders of the other Funds. However, in this circumstance the Board of Directors may determine not to implement this proposal with respect to any Fund unless the proposal has been approved by shareholders of all Funds. Moreover, the Plan provides that the benefits and obligations attendant to the Reorganization are severable with respect to each Fund and the corresponding New Series.

Each Reorganization is subject to a number of conditions, including the following: (1) approval of the Plan and the transactions contemplated thereby as described in this Proxy Statement by the shareholders of a Fund; (2) the receipt of a tax opinion as described in the Plan; (3) the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Plan and other matters; and (4) the parties’ performance in all material respects of their agreements and undertakings in the Plan.

If the shareholders approve the Plan and the various other conditions required for the Reorganizations are satisfied, the Effective Date is expected to occur on or about July 1, 2005, or such other date as is agreed to by the parties, on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on the Effective Date.

The Plan may be terminated (i) by the mutual agreement of the parties, or (ii) by either party if the Reorganization shall not have occurred on or before September 15, 2005, unless such date is extended by mutual agreement of the parties, (iii) by either party if the other party shall have materially breached its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan, or (iv) at any time prior to the Effective Date if circumstances should develop that, in the opinion of the Board or the board of trustees of the New Trust, make proceeding with the Reorganization inadvisable with respect to the Fund or the New Series, respectively. The Plan may also be amended by mutual agreement of the parties in writing. However, no amendment may be made following the Meeting if such amendment would have the effect of changing the provisions for determining the number of shares of the New Series to be issued to the Fund under the Plan to the detriment of the Fund’s shareholders without their approval.

Tax Considerations

It is anticipated that each Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Code. With respect to each Reorganization, the Fund and its corresponding New Series will receive an opinion from Dechert LLP substantially to the effect that, based on certain facts, assumptions and representations, for federal income tax purposes: (1) the Reorganization will constitute a “reorganization” within the meaning of Code Section 368(a); (2) the shareholders will recognize no gain or loss on their receipt of voting shares of the New Series in exchange for their voting shares of the Fund pursuant to the Reorganization; (3) the Fund will not recognize gain or loss on the transfer of all of its assets to the New Series solely in exchange for voting shares of the New Series and the assumption by the New Series of the Fund’s liabilities pursuant to the Reorganization; (4) the Fund will not recognize gain or loss on its distribution of voting shares of the New Series to its shareholders pursuant to the liquidation of the Fund; (5) the New Series will not recognize gain or loss on its acquisition of all of the assets of the Fund solely in exchange for voting shares of the New Series and the assumption by the New Series of the Fund’s liabilities; (6) the tax basis of the voting shares of the New Series received by each of the Fund’s shareholders pursuant to the Reorganization will equal the tax basis of the voting shares of the Fund surrendered in exchange therefor; (7) the holding period of the voting shares of the New Series received by each of the shareholders pursuant to the Reorganization will include the period that the shareholder held the voting shares of the Fund exchanged therefor, provided that the shareholder held such shares as capital assets on the date of the Reorganization; (8) the New Series’ basis in the assets of the Fund received pursuant to the Reorganization will equal the Fund’s basis in the assets immediately before the Reorganization; and (9) the New Series’ holding period in the Fund’s assets received pursuant to the Reorganization will include the period during which the Fund held the assets. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized by any Fund or New Series in connection with any disposition of assets by the Fund or the New Series prior to or following the Reorganization.

Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

DIFFERENCES IN ORGANIZATIONAL STRUCTURES

The New Trust is a Delaware statutory trust governed by its Agreement and Declaration of Trust and By-Laws, and supervised by a Board of Trustees. The Company is a Maryland corporation governed by its Articles of Incorporation and By-Laws, and supervised by a Board of Directors. The operations of the New Trust and the Company are also governed by applicable state and Federal law.

Under the Agreement and Declaration of Trust and By-Laws of the New Trust, the Trustees of the New Trust will have more flexibility than the Directors of the Company and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees of the New Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Trust to operate in a more efficient and economical manner. Delaware law also promotes ease of administration by permitting the Board of the New Trust to take certain actions, for example, establishing new investment series of the New Trust, without filing additional documentation with the state, and incurring the additional preparation time and costs.

Importantly, the Trustees of the New Trust will effectively have the same fiduciary obligations to act with due care and in the interest of the New Series and their shareholders as do the Directors with respect to the Funds and their shareholders.

Comparison of provisions with respect to the organizational structures of the New Trust and the Company are summarized in this section. The summary focuses on provisions that might be material to a Fund shareholder. It is not an exhaustive discussion. Shareholders who are interested in obtaining more detail should refer to the applicable Fund documents and state laws that are described in the summary. Copies of the documents are available from the Funds upon request.

Shareholder Liability

New Trust

The Agreement and Declaration of Trust of the New Trust provides that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the New Trust, the New Series or any class of shares. In addition, shareholders have the same limitation of personal liability under Delaware law as is extended to shareholders of a Delaware for-profit corporation.

Company

The Company is organized as a Maryland corporation, and as such, its shareholders generally have no personal liability for its acts or obligations.

Liability of Directors/Trustees

New Trust

Absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee’s duties, a Trustee acting in such capacity shall not be personally liable to any person other than the New Trust or a beneficial owner for any act, omission or obligation of the New Trust or any Trustee or officer, agent or employee. A Trustee or officer of the New Trust will be indemnified by the New Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with the defense of any proceeding in which he or she becomes involved by virtue of being or having been a Trustee or officer.

Company

The Articles of Incorporation of the Company provide that, to the fullest extent permitted by Maryland law and the 1940 Act, a Director is not liable to the Company or its shareholders for money damages. The Articles of Incorporation also provide that the Company will indemnify the Directors to the fullest extent permitted by Maryland law and the 1940 Act.

Insurance

New Trust

The Agreement and Declaration of Trust of the New Trust provides that, to the fullest extent permitted by applicable law, the officers and Trustees are entitled and have the authority to purchase with Trust property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Trustee or officer becomes involved by virtue of such person’s capacity or former capacity with the Trust.

Company

The Articles of Incorporation of the Company provide that the Company may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Company against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the Company would have had the power to indemnify against such liability.

Liquidation or Dissolution

Generally, in the event of the liquidation or dissolution of any of the Funds or New Series, as the case may be, the shareholders of that Fund/New Series are entitled to receive, when and as declared by the Board, the excess of the assets over the liabilities belonging to the Fund/New Series. The assets so distributed to shareholders of a Fund/New Series would be distributed among the shareholders in proportion to the number of shares of that Fund/New Series held by them and recorded on the books of the Fund/New Series.

New Trust

The Agreement and Declaration of Trust of the New Trust permits a majority of the Trustees to liquidate the New Trust, or any class or series of the New Trust, upon written notice to shareholders, without submitting the matter for shareholder approval in certain circumstances.

Company

Maryland law requires shareholder approval of a dissolution of the Company. If no shares of a class or series are outstanding, a majority of the Directors may vote to liquidate such class or series without shareholder approval. Otherwise, subject to the redemption requirements contained in the Company’s Articles of Incorporation, the Company may first redeem all of the shares outstanding of each applicable series and/or class, and then liquidate the series or class without shareholder approval.

Rights of Inspection

New Trust

Shareholders shall have the right to inspect the New Trust’s accounts, books or documents only to the extent such right is conferred by the Trustees.

Company

Under the Company’s Articles of Incorporation, shareholders of the Company have only such rights to inspect and copy the Company’s records, documents, accounts and books and to request statements regarding its affairs as are provided by Maryland law, subject to such reasonable regulations, not contrary to Maryland law, as the Board may from time to time adopt regarding the conditions and limits of such rights. Maryland corporate law provides that one or more persons who together have owned at least 5% of the outstanding shares of a corporation for at least six months may, on written request, inspect the books of account and stock ledger of the corporation.

Shareholder Meetings

Neither the New Trust nor the Company is required to hold annual meetings of shareholders (other than in a year in which the election of trustees/directors is required by the 1940 Act), although the New Trust and the Company may hold special meetings at any time. In each case, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate, except when: (1) required by the 1940 Act, shares are voted by the individual Fund or New Series; (2) the matter involves any action that the Directors/Trustees have determined will affect only the interests of one or more Funds or New Series, then only the shareholders of such series shall be entitled to vote thereon; and (3) the matter involves any action that the Directors/Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

New Trust

The By-Laws for the New Trust permit special meetings of the shareholders to be called by shareholders upon the written request of shareholders owning 10% or more of the shares of the Trust, for the purpose of electing or removing one or more Trustees. Shareholders may also take action in lieu of a meeting by written instrument signed by the holders of outstanding shares representing the minimum number of votes that would be necessary to authorize or take that action at a meeting.

The Agreement and Declaration of Trust provides that 33 1/3% of the shares entitled to vote at any meeting must be present in person or by proxy to establish a proper quorum for voting purposes, unless a larger quorum is required by applicable law. Further, when a quorum is present, a majority of votes cast shall decide any issues, and a plurality shall elect a Trustee of the New Trust, unless a larger vote is required by the governing documents or under applicable law.

The effect of the quorum and voting provisions may make it easier for the New Trust to seek appropriate shareholder approvals for many actions not related to regulatory issues without experiencing the added costs or delays of soliciting additional proxies or votes and without being disadvantaged by abstentions or broker non-votes. Delaware law also affords trustees the ability to adapt a Delaware statutory trust to future contingencies.

For example, trustees have the authority to incorporate a Delaware statutory trust, to merge or consolidate a Delaware statutory trust or its series with another entity, to cause multiple series of a Delaware statutory trust to become separate trusts, to change the state of domicile or to liquidate a Delaware statutory trust, all without having to obtain a shareholder vote.

Company

Under the By-Laws of the Company, a special meeting of shareholders of a Fund shall be called by the Secretary of the Company upon receipt of the written request of holders of shares entitled to cast not less than 10% of the votes entitled to be cast at such meeting, provided that (1) such request states the purposes of such meeting and the matters proposed to be acted upon, and (2) the shareholders requesting such meeting have paid to the Company the reasonably estimated cost of preparing and mailing the notice of the meeting, which the Secretary shall determine and specify to such shareholders. No special shareholder meeting may be called upon the request of shareholders to consider any matter that is substantially the same as a matter voted upon at any special meeting held during the preceding 12 months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting. Written shareholder consents in lieu of a meeting are required to be signed by all shareholders and a written waiver of any right to dissent must be signed by each shareholder entitled to notice of the meeting but not entitled to vote thereat.

Under the Company’s Articles of Incorporation, the presence in person or by proxy of the holders of one third of the shares of stock entitled to vote at a meeting generally constitutes a quorum. Maryland law requires a plurality of all votes cast at a meeting at which a quorum is present to elect directors unless the corporation’s Articles of Incorporation or By-Laws require a larger vote. For most other stockholder votes, Maryland law provides that a majority of all votes cast at a meeting at which a quorum is present is sufficient to approve any matter, unless the corporation’s Articles of Incorporation provide otherwise. Certain other matters, such as amendments to a corporation’s Articles of Incorporation, consolidations, mergers, share exchanges and transfers of assets, require the affirmative vote of two-thirds of all votes entitled to be cast on the matter for approval of the measure. However, under Maryland law, the Articles of Incorporation may include a provision that requires less than a two-thirds vote, provided that the Articles of Incorporation require at least a majority vote. The Company’s Articles of Incorporation provide that notwithstanding any provision of Maryland law requiring more than a majority vote to approve any action, the action shall be effective if approved by the affirmative vote of the holders of a majority of the total number of shares of the Company, or of a class or series of the Company, as applicable, outstanding and entitled to vote, except as otherwise provided therein.

Reorganization/Combination Transactions

New Trust

Under the Agreement and Declaration of Trust and Delaware law, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a New Series or the New Trust with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder. For example, the 1940 Act and rules thereunder may require a shareholder vote of a proposed merger under certain circumstances, such as when the merging funds have materially different investment advisory contracts or fundamental investment policies/restrictions.

Company

A majority of the outstanding shares of a Fund must approve a reorganization of the Fund with another business organization.

Amendment of Charter Document

New Trust

The Trustees may generally restate, amend or otherwise supplement the Trust’s governing instrument, which includes the Agreement and Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders’ voting rights).

Company

The Articles of Incorporation provide that the Company reserves the right to amend, alter, change or repeal any provision of the Articles of Incorporation, and all rights conferred upon shareholders are granted subject to this reservation. Under Maryland law, in general, amendments to the articles of incorporation of a corporation must be approved by two-thirds of all votes entitled to be cast, unless such percentage is reduced in the corporation’s articles of incorporation, provided that the articles of incorporation require at least a majority vote. The Company’s Articles of Incorporation provide that the affirmative vote of the holders of a majority of the total number of shares of the Company outstanding and entitled to vote will be sufficient to approve an amendment.

Derivative Actions

New Trust

Under Delaware law, shareholders may not bring a derivative action to enforce a right of the New Trust or New Series unless certain conditions are satisfied. The conditions include, among others, that the complaining shareholder submit a written demand to the Board of Trustees and that demand must be refused, unless the demand upon the trustees is excused.

Company

Under Maryland law, in general, shareholders may not bring a derivative action unless they have first made a demand upon the corporation to sue in its own name and the demand was refused. If the directors of a corporation improperly refuse to bring a derivative suit or if the demand upon the directors is excused, then a plaintiff generally must then make the demand upon the corporation’s other shareholders before commencing suit.

BOARD OF DIRECTORS/TRUSTEES

As a condition of closing, the Board of Trustees of the New Trust will consist of the same individuals presented in Proposal 4, with the exception of Mr. Bowman.

* * *

Approval of each Reorganization with respect to a Fund requires the affirmative vote of a majority of the shares of that Fund that are outstanding and entitled to vote, with all classes voting together and not by class. Abstentions and broker non-votes will have the effect of a “no” vote on the proposal. Shareholders of each Fund will vote separately with respect to the proposal. If shareholders of all Funds do not approve the Reorganizations, the Board of Directors may determine not to proceed with the Reorganizations with respect to any Fund.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THE PLAN IN PROPOSAL 1.

PROPOSAL 2: ALL FUNDS

AUTHORIZE THE BOARD AND FORWARD MANAGEMENT TO SELECT OR

CHANGE INVESTMENT SUB-ADVISORS AND TO ENTER INTO OR AMEND

INVESTMENT SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING THE

APPROVAL OF SHAREHOLDERS, CONSISTENT WITH RULES OF THE

SECURITIES AND EXCHANGE COMMISSION OR EXEMPTIVE RELIEF

BACKGROUND

The purpose of this proposal is to permit the Board and Forward Management to select or change investment sub-advisors and to enter into or amend investment sub-advisory agreements with respect to each Fund without obtaining shareholder approval. Forward Management has the authority to manage the Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the Company’s Board of Directors. Currently, Forward Management has, upon approval of the Board of Directors and the Fund’s shareholders as applicable, delegated this authority to sub-advisors, each a registered investment advisor, for each Fund. Forward Management also provides the Funds with ongoing management supervision and policy direction. The current sub-advisors for the Funds are as follows:

Fund	Sub-Advisor(s)
Forward Hoover Small Cap Equity Fund	Hoover Investment Management Co., LLC
Forward Hoover Mini-Cap Fund	Hoover Investment Management Co., LLC
Forward Hansberger International Growth Fund	Hansberger Global Investors, Inc.
Forward Global Emerging Markets Fund	Pictet International Management Limited
Forward International Small Companies Fund	Pictet International Management Limited
Forward Uniplan Real Estate Investment Fund	Forward Uniplan Advisors, Inc.
Sierra Club Stock Fund	Harris Bretall Sullivan & Smith L.L.C. New York Life Investment Management LLC
Sierra Club Balanced Fund	New York Life Investment Management LLC Harris Bretall Sullivan & Smith LLC

Accordingly, the Funds operate in the “manager of managers” structure, where investment management responsibilities and functions are supervised by Forward Management but specific responsibilities for day-to-day management of each Fund’s assets are delegated to an investment sub-advisor. Sub-advisors perform the daily management of the assets of the Funds. Forward Management monitors and supervises the activities of the sub-advisors, and may terminate the services of any sub-advisor at any time, subject to the notice periods set forth in the applicable sub-advisory agreement. However, entering into a new sub-advisory agreement or materially amending an existing sub-advisory agreement with a sub-advisor currently requires approval of the applicable Fund’s shareholders.

The 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. This requirement applies to the appointment of a new or replacement sub-advisor to any Fund and generally to the amendment of existing agreements with sub-advisors. (There is an exception to this requirement that permits, under certain circumstances, entities to serve as replacement sub-advisors for an interim period without shareholder approval if their contracts have been approved by the board of the investment company.) The SEC has previously granted exemptions to investment companies, such as the Company, from the requirement for a shareholder vote provided that certain conditions are satisfied.

The Company and Forward Management may seek similar exemptive relief from the SEC in the future. If the Company and Forward Management obtain this exemptive relief and this proposal is approved, the Board and Forward Management will be able, without further shareholder approval, to enter into new or amended sub-advisory agreements with sub-advisors, except sub-advisors who are affiliated persons of either the Company or Forward Management other than by reason of serving as a sub-advisor to one or more Funds (an “Affiliated Sub-Advisor”). The Board will not, however, be able to (a) replace Forward Management as investment manager or

(b) enter into a new or amended sub-advisory agreement with an Affiliated Sub-Advisor, without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory contracts. The Company has neither applied for, nor received this exemptive relief from the SEC, and there is no assurance that the Company will seek or obtain such relief.

In addition, the SEC is currently considering approval of proposed Rule 15a-5 under the 1940 Act, which would permit a fund to operate as a “manager of managers” fund whereby its investment adviser, subject to the oversight of the company’s board of directors, and without shareholder approval, would be permitted to hire, terminate and replace sub-advisers of a fund. Pursuant to Rule 15a-5, a fund would be required to notify its shareholders of sub-advisor changes. Under the proposed rule, the Company would not be permitted to hire an Affiliated Sub-Advisor without shareholder approval. Proposed Rule 15a-5 and exemptive relief requires that, except in the case of a newly offered fund, shareholders approve a fund’s operation as a manager of managers fund by authorizing the investment manager (with the approval of the fund’s board of directors) to enter into sub-advisory contracts without shareholder approval. There is no assurance that proposed Rule 15a-5 will be adopted.

REASONS FOR PROPOSAL

This proposal is intended to facilitate the efficient supervision and management of the Funds by Forward Management and the Board and to give Forward Management flexibility in managing the Funds in the future. Forward Management monitors the performance of the sub-advisors of a Fund and may, from time to time, recommend that the Board replace one or more sub-advisors or appoint additional sub-advisors, depending on Forward Management’s assessment of which sub-advisors it believes will optimize the Fund’s chances of achieving its investment objective. Under the 1940 Act, the Fund currently is required to obtain shareholder approval to add or replace a sub-advisor. In most cases, the Fund must also obtain shareholder approval to amend an existing sub-advisory agreement. Obtaining shareholder approval requires a Fund to hold a meeting of its shareholders, which entails substantial costs, including costs related to preparing, printing and distributing proxy materials, along with delays in implementing changes. If the Funds obtain exemptive relief from the Commission, or if Rule 15a-5 is adopted, and shareholders approve this proposal, the Board, subject to certain exceptions, will no longer be required to call a Fund shareholder meeting each time a new sub-advisor is proposed or a material amendment to a sub-advisory agreement is proposed.

Even in the absence of a shareholder approval requirement, any proposal to add or replace sub-advisors will receive careful review. First, Forward Management will assess a Fund’s needs and, if Forward Management believes additional or replacement sub-advisors might benefit the Fund, will search for available investment sub-advisors. Second, any recommendations made by Forward Management will have to be approved by a majority of the Board, including a majority of the Independent Directors of the Company. In selecting any new or replacement sub-advisors for a Fund, the Board is required to determine that the proposed sub-advisory agreement is reasonable, fair and in the best interests of the Fund and its shareholders. The Board will consider the factors it deems relevant in approving sub-advisory agreements, including the nature, quality and scope of the services to be provided. The Board also will review pertinent information about the sub-advisor’s ability to provide its services to a Fund, such as the sub-advisor’s investment performance record, personnel, operations, financial condition or any other factor that might affect the sub-advisor’s overall performance as an investment advisor. Finally, any further appointments of additional or replacement sub-advisors will have to comply with any conditions contained in the SEC’s exemptive order, if such order is granted, or Rule 15a-5, if the rule is adopted.

Forward Management expects that the conditions in the SEC’s exemptive order, if such order is applied for and granted, or provided in Rule 15a-5, if adopted, will include the following:

•	The Funds will disclose in their prospectus the details of this structure which will permit the Board and Forward Management to select or change investment sub-advisors and enter into investment sub-advisory agreements or amend existing investment sub-advisory agreements without obtaining the approval of shareholders.

•	The applicable Fund will seek shareholder approval if a sub-advisory agreement with an Affiliated Sub-Advisor is involved.

•	Within 90 days of hiring any new sub-advisor (other than an Affiliated Sub-Advisor), Forward Management will furnish the shareholders of the affected Funds with detailed information about the sub-advisor.

•	Forward Management also will furnish the shareholders of affected Funds with detailed information about material changes in a sub-advisory agreement.

The Board believes that the proposed arrangement to select or change investment sub-advisors or enter into and amend investment sub-advisory agreements without obtaining the approval of shareholders is in the best interests of the shareholders of each Fund. If approved by shareholders, implementation of this proposal is dependent upon adoption by the SEC of Rule 15a-5, or on the Company obtaining exemptive relief from the SEC. If this proposal and proposal 1 are approved by shareholders of each Fund, the corresponding New Series of each Fund will operate in the manner described in this proposal.

* * *

Approval of this proposal requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Abstentions and broker non-votes will have the effect of a “no” vote on the proposal. Shareholders of each Fund will vote separately with respect to the proposal.

If this proposal is not approved by shareholders of a Fund, the Board will be required to seek shareholder approval for each new or amended sub-advisory agreement with respect to that Fund.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THIS PROPOSAL 2.

PROPOSAL 3: ALL FUNDS

APPROVAL OF THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUNDS AND FORWARD MANAGEMENT

BACKGROUND

The purpose of this proposal is to approve an Amended and Restated Investment Advisory Agreement between the Funds and Forward Management that would clarify the services that Forward Management is responsible for providing under that Agreement. As more fully described below, the proposed amendment will specify that Forward Management is responsible under the Amended and Restated Investment Advisory Agreement only for providing investment management services, and that Forward Management may be compensated separately by the Funds for the services of Forward Management personnel in providing non-investment management services, including administrative, legal, accounting, and regulatory support to the Funds.

CLARIFICATION OF MATTERS RELATED TO EXPENSES AND RESPONSIBILITIES

Under the Investment Advisory Agreement between the Company and Forward Management (the “Agreement”), Forward Management has the authority to manage the Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the Company’s Board of Directors, but has delegated this authority to sub-advisors for each Fund. Forward Management also provides the Funds with ongoing management supervision and policy direction.

The Agreement currently requires the Company to bear the costs of, among other functions, the registration and qualification of its shares with the Securities and Exchange Commission and with the states, and accounting and legal costs. The Agreement, in certain instances, may not clearly define or limit Forward Management’s responsibilities with respect to non-investment management functions such as compliance and administrative functions, and certain language in the current Agreement may limit the ability of the Fund to compensate Forward Management for the services of Directors or officers of the Fund who are also directors, officers or employees of Forward Management.

It is the intention of the Board in proposing these amendments to make it clear that non-investment management services are not covered under the Agreement, and to allow employees and officers of Forward Management to provide such services for compensation if determined appropriate by the Board, and without regard to whether such personnel have also been appointed as a Director or officer of the Company. In the view of the Board, the need for these clarifications has been reinforced by the recent rapid changes to the regulatory landscape for mutual funds, which have significantly increased the burdens and expenses associated with the operation of mutual funds, including the Company.

THE CURRENT AGREEMENT

The current Agreement was entered into between the Company and Forward Management in 1998 and has remained substantially unchanged since that time, except with respect to the addition and removal of various series of the Company.

Pursuant to the terms of the Agreement, Forward Management has the authority to manage each Fund in accordance with the investment objectives, policies and restrictions of the Fund and subject to the general supervision of the Board, but has delegated this authority to the sub-advisors of the Funds. Forward Management also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed each Fund since its inception, other than the Forward Global Emerging Markets Fund and the Forward International Small Companies Fund. On September 16, 2004, Forward Management replaced Pictet

International Management Limited (“Pictet”) as investment advisor to the Forward Global Emerging Markets Fund. On December 23, 2003, Forward Management replaced Pictet as investment advisor to the Forward International Small Companies Fund. Daily investment decisions are made by the sub-advisors to each Fund. The proposed amendment to the Agreement would not change any of the material terms of the Agreement except as discussed herein.

The Agreement specifies certain expenses of the Fund’s operations that are the responsibility of Forward Management, on the one hand, and the Company, on the other. Under the Agreement, Forward Management is responsible for all salaries, fees and expenses of any officer or Director of the Company who is also an officer, director or employee of Forward Management. The Company is responsible for certain other expenses, including but not limited to fees and expenses of the Directors of the Company who are not officers, directors or employees of Forward Management; salaries and expenses of any officers or employees of the Company who are not affiliated with Forward Management; accounting and legal costs; and recordkeeping expenses (except recordkeeping required by Forward Management in connection with management of each Fund’s assets).

Forward Management receives a per Fund fee for the services it provides under the Agreement equal to a percentage of the net assets of each Fund. The fees received or owed to Forward Management for fiscal year ended December 31, 2004 are set forth in Appendix C and the fees as a percentage of net assets of each Fund are set forth in Appendix D. Under the Agreement, except as otherwise required under the 1940 Act, Forward Management is not liable for any damages, expenses or losses incurred in connection with the advisory services provided by Forward Management, so long as Forward Management shall have acted in good faith and shall have exercised the degree of prudence, competence and expertise customarily exhibited by managers of institutional portfolios.

The Agreement provides that it will continue in effect from year to year only if such continuance is approved at least annually by the Company’s Board of Directors or by vote of a majority of the outstanding shares of each Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Directors, by vote cast in person at a meeting called for such purpose.

The Agreement may be terminated as to a Fund (i) at any time without penalty upon the vote of a majority of the Directors or the vote of a majority of the outstanding voting securities, upon sixty (60) days written notice to Forward Management or (ii) by Forward Management at any time without penalty, upon sixty (60) days written notice to the Company. The Agreement also terminates automatically in the event of an assignment (as defined in the 1940 Act).

The Agreement was originally approved by the Board, including a majority of the Independent Directors who are not parties to the Agreement, at its meeting held on February 6, 1998, and by the shareholders of the Funds at a Meeting of Shareholders held on September 30, 1998, and has been amended from time to time to add or remove series of the Company. The Agreement was most recently unanimously approved with respect to all Funds by the Board, including a majority of the Independent Directors who are not parties to the Agreement, at its meeting held on December 2, 2004.

THE PROPOSED AMENDMENTS

As discussed in the introduction above, Forward Management and the Board are proposing an Amended and Restated Agreement that will clarify the scope of services provided by Forward Management under the Agreement.

Specifically, it is proposed that among other things, the Agreement be amended to:

•	clarify that under the Agreement Forward Management is responsible for investment management services, which include primarily the selection and evaluation of investment sub-advisers to manage the assets of each Fund or management of the assets of each Fund with respect to which Forward Management does not delegate investment management responsibility to a sub-adviser, and that Forward Management is not responsible for any non-investment management services, including legal, accounting, administration, and regulatory support services;

•	clarify that Forward Management’s obligation to provide the Company with necessary office space, telephones, and personnel competent to perform administrative and clerical functions is limited to the investment management services provided by Forward Management and does not include those functions other than investment management functions, such as those functions specifically designated in the Agreement as being the responsibility of the Company;

•	eliminate the clause that may restrict the ability of the Company to compensate Forward Management for the service of officers, directors, or employees of Forward Management who serve as officers or Directors of the Company; and

•	expand and modify the non-exclusive list of functions that the Company is responsible for paying for to include (in addition to those expenses of the Company currently specified in the Agreement) expenses of establishing or implementing the Company’s compliance program, and expenses, salaries, or other costs of any officers of the Company, including, but not limited to any officers of the Company who may also be officers, employees, or other affiliates of Forward Management;

Subject to approval of the Amended and Restated Agreement by shareholders, the Board may consider entering into an agreement with Forward Management (a “services agreement”) to compensate Forward Management for the services of the Company’s Chief Compliance Officer (“CCO”). The CCO also serves as general counsel of Forward Management, and under the terms of the current Agreement, the Fund may be limited in its ability to compensate Forward Management for the services of the CCO and her staff on matters related to her role as CCO of the Company.

Any such services agreement, or amendments to it, must be approved by the Board and could establish or expand the administrative support services for which Forward Management could be compensated or the billing methodology employed. Certain services currently provided or to be provided by Forward Management for no compensation may be added to such agreement. Adoption of or amendments to this agreement would not require shareholder approval but would require the approval of the Board of Directors.

Consideration of the Board of Directors

At a special telephonic meeting of the Board held on February 2, 2005 and at an in-person meeting of the Board held on March 3, 2005, the Directors, including the Independent Directors who are also not a party to the Agreement, unanimously approved the proposed amendments to the Agreement and found that such amendments are in the best interests of the Fund and its shareholders. The Board considered, among other factors:

•	the evolution of the Company as a “manager of managers” fund since its organization in 1998;

•	that the principal purpose of the Agreement is to secure investment management services for the assets of each Fund;

•	that the Board has asked Forward Management to take on increasingly greater responsibility in assisting the Company with legal, regulatory and administrative compliance obligations since 1998;

•	the increased burdens of compliance with the legal and regulatory requirements applicable to the Company since the Agreement was entered into in 1998;

•	that the Company has required a greater time commitment in recent years than in the past with respect to officers and employees of Forward Management, including those who serve as Directors and/or officers of the Company;

•	that when the Agreement was initially entered into, neither Forward Management nor the Company contemplated the scope of obligations that are currently involved with respect to the operation of the Company, and that these increased obligations largely fall outside of the core investment management function for which Forward Management was appointed under the Agreement;

•	the high quality of the support services that Forward Management has provided to the Company in the past and is anticipated to be able to provide on an ongoing basis; and

•	that the support services to be provided by Forward Management are necessary for the operation of the Company.

If approved, the amendments to the Agreement will not increase the investment management fee rates charged by Forward Management with respect to the management of the assets of the Funds under the Agreement. However, the amendments could result in each Fund paying increased compensation to Forward Management for compliance or administrative support services. If the amendments to the Agreement are approved by shareholders it is anticipated that, if approved by the Company’s Board of Directors, the Company will compensate Forward Management for the services provided by the CCO of the Company and her staff in fulfilling the Company’s CCO function and obligations. If the Amended and Restated Investment Advisory Agreement is in effect for 2005, the anticipated additional costs to the Company for services provided by Forward Management for compliance or administrative support services is estimated to be $38,780 for all Funds. These costs would be allocated across all of the Funds and, for calendar year 2005, are not expected to be material to any Fund. However, it should be noted that the requirement for investment companies to have CCOs only became effective in October 2004, and any projections regarding the expected time commitment and expenses of the Company’s CCO and her staff are only estimates and are subject to change. Such expenses could be materially greater in subsequent years. Information concerning each Fund’s fees and expenses, for its fiscal year ended December 31, 2004 (unless otherwise noted) is set forth in Appendix D.

Other Proposed Amendments to the Agreement

In addition to the proposed amendments discussed above, shareholders are being asked to approve additional amendments to the Agreement. These amendments are being proposed in order to modernize the Agreement and eliminate certain provisions of the Agreement that are no longer deemed necessary or in the interests of the Fund by the Board, and are as follows.

A provision of the Agreement preventing Forward Management from utilizing the services of affiliated brokers is proposed to be eliminated. Under applicable provisions of the 1940 Act, investment companies are permitted to use affiliated broker-dealers to effect portfolio transactions on an agency basis. This practice is subject to certain requirements, including oversight by the Board of Directors and certain reporting and recordkeeping obligations. Many investment companies utilize affiliated broker-dealers in accordance with these requirements, and the Board of Directors has determined that a restriction on the use of certain affiliated broker-dealers by the Company is not in the best interests of the Funds or their shareholders. Accordingly, it is proposed that this clause be eliminated. There is no present intention to make any change to brokerage practices in connection with this amendment.

In addition, a provision is proposed to be added to the Agreement to recognize Forward Management’s property rights in the “Forward” name and logo. If this clause goes into effect, it could cause the Company to be required to change its name should the Agreement be terminated.

A copy of the Agreement as proposed to be amended, is included at Appendix F.

The Investment Advisor

Forward Management is the investment adviser of the Funds. Broderick Management LLC (“Broderick”), an entity that invests in other entities in the financial services industry, is the sole holder of Forward Management’s securities. Broderick is wholly-owned by Gordon Getty. Broderick was organized as a Delaware Limited Liability Company on December 5, 1997. Sutton Place Management, LLC is an affiliate of the Funds and is also an affiliate of Forward Management because it serves as an administrative service company to Broderick and its subsidiaries.

The following table provides the name and principal occupation of each director and the chief executive officer of Forward Management. The address of each director and the chief executive officer of Forward Management is c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

Name	Principal Occupation
J. Alan Reid, Jr.	President and Director
Jeremy Deems	Chief Financial Officer
Mary Curran	General Counsel
Gordon P. Getty	Director; Composer, Economist and Entrepreneur
James Halligan	Director; Retired
Thomas Seip	Director; Retired
Thomas E. Woodhouse	Director; Attorney

Mr. Reid serves as President and Director of the Company and Mr. Deems serves as Treasurer of the Company.

Interested Persons of the Company

Certain Directors and officers are deemed to be “interested persons” of the Company because of their positions with Forward Management. The names, addresses and principal occupations of the Directors and officers who are deemed to be interested persons are identified in Appendix E. None of these Directors holds directorships in companies that file periodic reports with the SEC or in other investment companies, other than those listed in Appendix E.

Advisory Fees

The Company pays Forward Management, for its services under the Agreement, a fee based on an annual percentage of the average daily net assets of each Fund. Appendix C to this Proxy Statement sets forth the amount of fees paid by each Fund to Forward Management under the current Agreement during the fiscal year ended December 31, 2004. As of the date of this Proxy Statement, Forward Management does not provide any investment advisory services to any investment companies other than the Funds.

Commissions Paid by the Fund to Affiliated Brokers

Foliofn, a broker-dealer, is an affiliate of the Funds because it is an affiliate of Forward Management. As of December 31, 2004, Forward Management owned an interest of approximately 12% of Foliofn.

For the fiscal year ended December 31, 2004, the Funds paid no commissions on securities transactions to any broker affiliated with Forward Management.

J. Alan Reid, a Director of the Company, also serves in an executive position with Forward Management. Accordingly, he may be considered to have an indirect interest with respect to this proposal.

* * *

Approval of this proposal with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the corresponding Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Abstentions and broker non-votes will have the effect of a “no” vote on the proposal. Shareholders of each Fund will vote separately with respect to the proposal.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT.

PROPOSAL 4: ALL FUNDS

ELECTION OF SIX DIRECTORS

GENERAL

The purpose of this proposal is to elect a Board of Directors for the Company. It is intended that the enclosed proxy will be voted for the election as Directors of the Company of the six nominees listed below (“Nominees”). All of the Nominees named below are currently Directors of the Company and each has served in that capacity since originally elected or appointed.

These Nominees, if elected, with the exception of Mr. Bowman, would also serve as the Trustees of the New Trust if the Reorganizations are consummated in accordance with Proposal 1.

THE NOMINEES TO THE BOARD

The Nominees to the Board are: J. Alan Reid, Jr., DeWitt Bowman, Kenneth V. Domingues, Haig G. Mardikian, Leo T. McCarthy and Donald O’Connor. Messrs. Bowman, Mardikian, McCarthy and O’Connor have previously been elected to the Board of Directors by shareholders. Messrs. Reid and Domingues were appointed by the Board to serve as Directors and have not previously been elected by shareholders. Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in Appendix E. A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.

EXECUTIVE OFFICERS

Officers of the Company are elected by the Board of Directors to oversee the day-to-day activities of each Fund. Information about the executive officers of the Company, including their principal occupations during the past five years, is set forth in Appendix G to this Proxy Statement. All of these officers are also officers and/or employees of Forward Management or PFPC, Inc.

SHARE OWNERSHIP

Appendix H sets forth the aggregate dollar range of equity securities owned by each Nominee of each Fund as of December 31, 2004. The information as to beneficial ownership is based on statements furnished by each Nominee. As of December 31, 2004, the Nominees, Directors and officers of each Fund beneficially owned as a group less than 1% of the outstanding shares of each Fund.

NUMBER OF BOARD MEETINGS

The Board of Directors met four times during the fiscal year ended December 31, 2004. No Director attended less than 75% of the Board meetings, including committee meetings.

ATTENDANCE AT SHAREHOLDER MEETINGS

The Company is not required to hold annual meetings of shareholders, although the Company may hold special meetings at any time. It is expected that, of the nominees, only J. Alan Reid will be present at the Meeting. No annual meeting of shareholders was held in the past year.

COMPENSATION

The Funds pay two of the non-interested Directors $3,625 each per regular meeting and $1,500 each for each special meeting attended in person. One non-interested Director who serves as Chairman of the Board of Directors receives $4,000 per regular meeting and $1,500 for each special meeting attended in person. One non-interested Director who serves as Chairman of the Audit Committee receives $4,500 per regular meeting and $1,500 for each special meeting attended in person. One interested Director also receives $3,625 per regular meeting and $1,500 for each special meeting attended in person. The other interested Director does not receive any compensation by the Funds. Directors receive half of the respective fee if they participate in either a regular, special or committee meeting by telephone rather than in person. Officers of the Company and Directors who are affiliated persons of the Company, Forward Management or sub-advisors do not currently receive any compensation from the Funds. All Directors are reimbursed for out-of-pocket expenses incurred in connection with the meetings of the Board.

The following table summarizes the compensation paid to the Directors and executive officers of the Company, including Board committee fees, for the twelve-month period ended December 31, 2004. In addition to the fees listed below, the Directors were also reimbursed for all reasonable expenses incurred in the execution of their duties.

Compensation Received From the Company as of December 31, 2004

Name and Position	Aggregate Compensation From the Company	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Company and Fund Complex
J. Alan Reid, Jr. Director and President*	$0	$0	$0	$0
DeWitt Bowman Director*	$14,500	$0	$0	$14,500
Kenneth V. Domingues Director**	$16,250	$0	$0	$16,250
Haig G. Mardikian Director and Chairman of the Board	$15,250	$0	$0	$15,250
Leo T. McCarthy Director	$14,500	$0	$0	$14,500
Donald O’Connor Director	$14,500	$0	$0	$14,500

*	Interested
**	Mr. Kenneth V. Domingues became a Director of the Company on June 5, 2003.

No Independent Director owns any securities of Forward Management, any of the sub-advisors to the Funds, PFPC Distributors, Inc., or their affiliates.

STANDING COMMITTEES

The Board of Directors has established standing Audit and Nominating Committees.

Audit Committee

The Company has an Audit Committee currently consisting of four members: Messrs. Domingues, Mardikian, McCarthy and O’Connor. All are members of the Audit Committee and are Independent Directors. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy.

Statement as Appendix I. As set forth in its charter, the primary duties of the Company’s Audit Committee are considering the matters pertaining to the Company’s financial records and internal accounting controls, reviewing audit and other services provided by the independent auditors to the Company, and acting as the principal liaison between the Board and the Company’s independent auditors. During the fiscal year ended December 31, 2004 the Audit Committee convened four times.

The Audit Committee normally meets at least twice during each full fiscal year with the Company’s treasurer and representatives of the independent auditors in a separate executive session to discuss and review various matters as contemplated by the Audit Committee Charter. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. The Board has determined that Mr. Domingues, who is an Independent Director, qualifies as an “audit committee financial expert,” as defined under the Securities and Exchange Commission’s Regulation S-K, Item 401(h).

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Company. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 90, “Audit Committee Communications,” as currently in effect, and by Public Company Accounting Oversight Board Auditing Standards. Further, the Audit Committee has considered whether the provision by the Company’s independent auditors of non-audit services to the Company, and of professional services to Forward Management and its affiliates that provide services to the Funds, if any, is compatible with maintaining the independent auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent auditors the independence of the independent auditors.

Nominating Committee

The Company has a Nominating Committee consisting of three members: Messrs. Mardikian, McCarthy and O’Connor. All are members of the Nominating Committee and are Independent Directors. The function performed by the Nominating Committee is to consider, select and nominate candidates to serve as Independent Directors, including considering written nominations from shareholders delivered to the Company at its address on page 1 of this Proxy Statement. Shareholders wishing to suggest Director candidates to the Nominating Committee must follow the procedure and meet the requirements as set forth in the Nominating Committee Charter at Appendix J.

The Nominating Committee has a charter, which is not available on the Funds’ website, but which is attached to this Proxy Statement as Appendix J. During the fiscal year ended December 31, 2004, the Nominating Committee did not convene.

NOMINATING PROCESS

The Nominating Committee is assigned the responsibility of evaluating each existing Board member’s professional background and work experience, professional competencies, time availability and commitment, and overall past contribution to the Board. Among the core professional competencies and abilities that the Nominating Committee considered relevant in making its recommendations on Board membership were a person’s investment background, accounting/finance background, academic/theoretical background, marketing perspective, technology/systems background, leadership abilities, business acumen, prior service on the Board and other qualities that may be relevant to service on the Board of a registered investment company. In addition, the Committee took into account the age distribution, diversity and impact of regulatory requirements in its recommendations on the composition of the Board. The Nominating Committee recommended that the four Independent Directors currently serving on the Board of the Company, and the two interested Directors currently serving on the Board be nominated to serve on the Board.

The Board approved the Nominating Committee’s recommendations on the four Independent Director Nominees and on the two Interested Director Nominees. As described above, the Board has recommended to shareholders that they approve the election of the Nominees to serve on the Board of Directors of the Company.

* * *

Election of each of the Nominees to the Board of Directors must be approved by a majority of the total votes validly cast in person or by proxy at the Meeting. Shareholders of each Fund will vote together with respect to the election of the Nominees.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL 5: SIERRA CLUB BALANCED FUND ONLY

The name of the Sierra Club Balanced Fund will change to the Sierra Club Equity Income Fund effective April 1, 2005

APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT AMONG FORWARD MANAGEMENT, THE COMPANY AND FORWARD UNIPLAN ADVISORS, INC. WITH RESPECT TO THE SIERRA CLUB BALANCED FUND.

BACKGROUND

Shareholders are being asked to approve the proposed sub-advisory agreement among Forward Management, the Company, and Forward Uniplan Advisors, Inc. (“Uniplan”). Uniplan is affiliated with Forward Management because Forward Management holds a 20% ownership interest in Uniplan, with an option to purchase an additional 5% ownership interest. At a special telephonic Board Meeting held on February 2, 2005 and at an in-person Board Meeting held on March 3, 2005, the Directors of the Company, including all of the Directors who are not “interested persons” as defined in the 1940 Act (the “Independent Directors”) unanimously voted to approve, on behalf of the Fund, the proposed Sub-Advisory Agreement (the “Uniplan Sub-Advisory Agreement”) pursuant to which Uniplan will manage such portion of the assets of the Sierra Club Balanced Fund as Forward Management may allocate to Uniplan from time to time, and to recommend the Uniplan Sub-Advisory Agreement to Fund shareholders for approval.

In addition, on February 2, 2005, the Board approved an interim sub-advisory agreement with Uniplan, effective April 1, 2005 (the “Interim Sub-Advisory Agreement”) pursuant to Rule 15a-4 under the 1940 Act. Rule 15a-4, under certain circumstances, allows an interim advisory agreement to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under the interim advisory agreement do not exceed the fees payable under the predecessor agreement that had been approved by shareholders and certain other contractual provisions are included in the interim agreement.

The Interim Sub-Advisory Agreement is substantially similar to the Uniplan Sub-Advisory Agreement, except with respect to the term of the agreement. The Interim Sub-Advisory Agreement may remain in effect until August 29, 2005.

In addition, the Board of Directors determined that it was in the best interests of the Fund and its shareholders not to renew the prior investment sub-advisory agreement (the “Prior Sub-Advisory Agreement”) with Harris Bretall Sullivan & Smith L.L.C. (“HBSS”) with respect to the Fund, which expires on March 31, 2005.

A form of the Uniplan Sub-Advisory Agreement is attached as Appendix K. The description of the Uniplan Agreement’s terms in this Proxy Statement is qualified in its entirety by reference to Appendix K.

The Board recommends that the shareholders approve the Uniplan Sub-Advisory Agreement, pursuant to which Uniplan would be retained as a sub-advisor to the Fund to manage that portion of the assets of the Fund allocated to it by Forward Management. Forward Management has proposed that Uniplan serve as a sub-advisor to a portion of the assets of the Fund based on the nature, quality and extent of the services Uniplan will provide to the Fund. The Board believes it is in the best interests of the Fund and its shareholders to retain Uniplan’s services.

PROPOSED SUB-ADVISORY AGREEMENT

Pursuant to the Uniplan Sub-Advisory Agreement, Uniplan will serve as one of two sub-advisors to the Fund. Under the terms of the Uniplan Sub-Advisory Agreement, Forward Management will allocate to Uniplan a portion of the Fund’s assets to manage, in such percentage as Forward Management, in its discretion, may determine from time to time (the “Allocated Assets”). Forward Management contemplates that Fund assets will be initially allocated as follows:

Advisor or Sub-Advisor	Allocated Assets
New York Life Investment Management LLC	50%
Forward Uniplan Advisors, Inc.	50%

From time to time, Forward Management, in its discretion, may adjust cash flows and rebalance the Allocated Assets so that each sub-advisor will continue to manage roughly the portion of the Fund’s assets contemplated in the table above. However, the allocation may be varied in the discretion of Forward Management. Uniplan will manage the Allocated Assets, select their investments and place all orders for purchases and sales of securities, subject to the general supervision of the Board and Forward Management, and in accordance with the Fund’s investment objectives, policies and restrictions. More specifically, Uniplan will perform the following services with respect to the Allocated Assets:

•	provide supervision of the Fund’s investments and determine from time to time what investments or securities will be purchased, entered into, sold, or exchanged by the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest;

•	determine the securities to be purchased or sold by the Fund and, subject in all instances to best execution principles, place orders pursuant to its determination with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as set forth in the Fund’s Prospectus and Statement of Additional Information or as the Board of Directors may direct from time to time;

•	maintain all books and records with respect to the Fund’s securities transactions required to be maintained by it under the 1940 Act and the rules thereunder;

•	deliver to Forward Management and the Directors such periodic and special reports as Forward Management or the Directors may reasonably request;

•	provide the Company’s custodian, on each business day, with information relating to the execution of all portfolio transactions pursuant to standing instructions.

The sub-advisory fees payable by Forward Management under the Prior Sub-Advisory Agreement and under the Uniplan Sub-Advisory Agreement are set forth in the table below.

	Sub-Advisory Fees Payable on Allocated Assets to the Investment Sub-Advisor Under the Prior Sub-Advisory Agreement*	Proposed Sub-Advisory Fees Payable on Allocated Assets to the Investment Sub- Advisor under the Uniplan Sub-Advisory Agreement*
First $100 million in assets	0.41%	0.41%
Next $150 million in assets	0.32%	0.32%
Next $250 million in assets	0.27%	0.27%
Assets over $500 million	0.24%	0.24%

*	As a percentage of average daily net assets.

Forward Management will bear the sole responsibility for the payment of the sub-advisory fee to Uniplan under the Uniplan Sub-Advisory Agreement.

If approved by shareholders, the Uniplan Sub-Advisory Agreement, it is anticipated that the Agreement will become effective as soon as practicable after shareholder approval and, unless sooner terminated, will continue for an initial term of two years. Thereafter, the Uniplan Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Directors, or by the vote of a majority of the outstanding shares of the Fund, and, in either case, by a majority of the Independent Directors, by vote cast in person at a meeting called for such purpose. The Uniplan Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Investment Management Agreement.

The Uniplan Sub-Advisory Agreement provides that Uniplan will not be liable to Forward Management, the Company or any shareholder of the Fund for any act or omission in the course of, or connected with, its services under the Uniplan Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith, or gross negligence, or reckless disregard by Uniplan of its obligations or duties under the Agreement.

CIRCUMSTANCES OF TERMINATION OF, AND COMPARISON TO, THE PREVIOUS SUB-ADVISORY AGREEMENT

On December 30, 2002, shareholders approved the prior investment sub-advisory agreement with HBSS. During the fiscal year ended December 31, 2004, the investment sub-advisory fee paid by Forward Management to HBSS for its services as sub-advisor to the Sierra Club Balanced Fund was $35,909. In late January 2005, Forward Management recommended to the Board of Directors, and the Board, including all of the Independent Directors, at its February 2, 2005 Board Meeting determined it was in the best interests of the Fund to revise, as soon as practicable, the investment strategy of the Fund.

The revisions to the investment strategy, which will be implemented beginning on April 1, 2005, involve a change in the focus of the Fund from a “balanced” approach, which tends to result in a focus on asset classes (e.g., debt vs. equity) to an income approach, which will focus on yield and dividend potential. In addition, the Fund will change its name from the Sierra Club Balanced Fund to the Sierra Club Equity Income Fund effective April 1, 2005. The revised investment strategy of the Fund will be as follows:

The Sierra Club Equity Income Fund will invest approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents, although this ratio may vary. The Fund will seek to acquire financial instruments that not only have good growth potential, but that also have a relatively attractive yield (in the case of bonds), or pay a relatively high dividend (in the case of equities). Equity investments include common stocks of domestic and foreign companies. The Fund may also invest in preferred and convertible securities. Fixed-income securities include U.S. government securities and investment grade bonds issued by U.S. corporations. The Fund may invest up to 20% of its assets in foreign securities. The Fund may also invest in mortgage-backed and asset-backed securities. The Fund will normally invest the fixed income portion of the portfolio to have an intermediate term duration which ranges from three to five years; and to have a laddered maturity schedule which means that the portfolio will be structured so that a certain percentage of the securities will mature each year. However, the Fund may deviate from this approach from time to time based on market conditions.

In connection with this change in strategy, Forward Management recommended, and the Board determined it advisable to engage, as soon as practicable, Uniplan to manage approximately 50% of the Fund’s portfolio. As a result, the Board of Directors determined that it was in the best interests of the Fund and its shareholders not to renew the sub-advisory agreement with HBSS with respect to the Sierra Club Balanced Fund.

The portion of the Fund managed by Uniplan will be managed to provide income, both via high quality, relatively high-yielding debt, and via income-producing mid and large cap equities (primarily stocks with high dividends and convertible securities). Uniplan will invest in investment grade bonds rated at least Baa3 / BBB-. If a bond is rated higher by one agency than another, Uniplan will use the higher rating.

There are no material differences between the current HBSS investment sub-advisory agreement and the Uniplan Sub-Advisory Agreement, except for (1) the parties to the agreements; and (2) that Uniplan would be permitted under the Uniplan Sub-Advisory Agreement to utilize the services of broker-dealers affiliated with Uniplan to execute agency transactions on behalf of the Sierra Club Equity Income Fund, subject to compliance with Rule 17e-1 under the 1940 Act and other applicable regulations. It is not expected that Uniplan’s ability to utilize the services of affiliated broker-dealers will have a material impact on the operations of the Fund.

BOARD APPROVAL

At the February 2, 2005 and March 3, 2005 Board Meetings, the Board was asked to consider whether to approve the Interim Sub-Advisory Agreement and the Uniplan Sub-Advisory Agreement, which provide that Uniplan would sub-advise a portion of the assets of the Fund. In evaluating and approving the Uniplan Sub-Advisory Agreement, the Board, including the Independent Directors, requested and evaluated information provided by Forward Management and Uniplan which, in the Board’s opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the Uniplan Sub-Advisory Agreement would be in the best interest of the shareholders, including information provided with respect to Uniplan at the December 2, 2004 meeting of the Board.

In making its decision to approve the Interim Sub-Advisory Agreement and Uniplan Sub-Advisory Agreement, the Board considered the nature, quality and extent of the services to be provided by Uniplan, including, among other factors, the following:

1. the services to be provided by Uniplan in relation to the fees it will receive under the Interim Sub-Advisory Agreement and Uniplan Sub-Advisory Agreement;

2. comparative information on the amounts to be paid under the Interim Sub-Advisory Agreement and Uniplan Sub-Advisory Agreement with those under the current sub-advisory agreements, as well as information on Uniplan’s fee arrangements with other types of clients (e.g., pension funds and other institutional investors);

3. the strength of the Uniplan organization, including its personnel, technical resources, operations, financial condition, and its reputation and presence in the mutual fund industry;

4. Uniplan’s investment management capabilities, methodologies and performance;

5. the extent to which Uniplan’s investment process and style compliment those of NYLIM, the other sub-advisor to the Fund;

6. Uniplan’s infrastructure and resources, to ensure compliance with the 1940 Act and with policies and procedures adopted by the Board.

7. the Board’s experience in working with Uniplan as the sub-advisor of the Forward Uniplan Real Estate Investment Fund.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

If this proposal is approved by the shareholders, Uniplan will place all orders for portfolio transactions for that portion of the Fund’s securities allocated to Uniplan by Forward Management. In effecting purchases and sales of portfolio securities for the account of the Fund, Uniplan will seek the best execution of the Fund’s orders. In the course of achieving best execution, Uniplan may place such orders with brokers and dealers who provide market, statistical and other research information to it. Uniplan will be authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information.

INFORMATION ABOUT UNIPLAN

Uniplan is an investment management and counseling firm founded in 1984 and is registered under the Investment Advisers Act of 1940. Uniplan is located 23909 W. Overson Road, Union Grove, WI 53182. Uniplan and its affiliates had approximately $230 million in assets under management as of December 31, 2004. Uniplan uses a value-oriented quantitative approach to investing in equity, fixed income and REIT securities. Uniplan provides investment advice to other mutual funds, institutional clients and individual clients with substantial investment portfolios. Richard Imperiale would serve as the portfolio manager for the portion of the assets of Sierra Club Equity Income Fund allocated to Uniplan. He is the President, founder and controlling shareholder of Uniplan. Forward Management holds a 20% ownership interest in Uniplan and has an option to purchase an additional 5% ownership interest.

Richard Imperiale is the sole director and principal executive of Uniplan. The address of Mr. Imperiale, as it relates to his duties with Uniplan, is 23909 W. Overson Road, Union Grove, WI 53182.

No Directors or officers of the Company are employees, officers, directors or shareholders of Uniplan, although, as disclosed above, Forward Management has a financial interest in Uniplan.

Uniplan does not currently advise any other registered investment companies that have investment objectives similar to the investment objective of the Fund.

INFORMATION ABOUT FORWARD MANAGEMENT

Information about Forward Management is detailed above in Proposal 3.

This proposal must be approved by shareholders in order for the Uniplan Sub-Advisory Agreement to go into effect. Upon shareholder approval of the proposal and the effectiveness of the Uniplan Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will be terminated. Initially, the assets of the Fund are expected to be allocated among the Uniplan and NYLIM as described above. Such allocation methodology may be changed by Forward Management, at its discretion, in the future, but there is no present intention of doing so.

* * *

The affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) is required to approve the Uniplan Sub-Advisory Agreement with respect to the Sierra Club Balanced Fund. The 1940 Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the Meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote. Abstentions and broker non-votes will have the effect of a “no” vote on the proposal. Only shareholders of the Sierra Club Balanced Fund will vote with respect to this proposal.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE SIERRA CLUB BALANCED FUND VOTE “FOR” THE UNIPLAN SUB-ADVISORY AGREEMENT.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

ADDITIONAL INFORMATION

PROPOSALS OF SHAREHOLDERS

The Company does not hold regular annual shareholders’ meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Company (if any) should send their written proposals to the Secretary of the Company at the address set forth on the cover of this proxy statement. Proposals must be received a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Company’s proxy statement must notify the Secretary of the Company in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders may address correspondence that relates to the Company, to the Board as a whole or to individual members and send such correspondence to to the Board or to a Director, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104. Upon receipt, all such shareholder correspondence will be directed to the attention of the addressee.

VOTING INFORMATION AND ADJOURNMENT

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Company at the address of the Company shown at the beginning of this Proxy Statement), by executing a proxy bearing a later date, or by attending and voting at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposals referred to in the Proxy Statement.

The presence at any shareholders’ meeting, in person or by proxy, of the holders of one-third of the shares of each Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting with respect to a Fund, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the proposal. If the proposed adjournment relates to a proposal on which all Funds are voting collectively, any such adjournment will require the affirmative vote of the holders of a majority of all of the Funds’ shares present in person or by proxy and entitled to vote at the Meeting. If the proposed adjournment relates to a proposal on which Funds are voting individually, any such adjournment with respect to a particular Fund will require the affirmative vote of the holders of a majority of that Fund’s shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Company from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Holders of record of the shares of each Fund at the close of business on February 22, 2005, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business at the Meeting. Certain beneficial ownership information regarding the Funds is set forth in Appendix L. As of February 22, 2005, the following number of shares of each class of the Funds were outstanding:

Fund	Class	Number of Shares Outstanding
Forward Hoover Small Cap Equity Fund	Investor Class Shares	11,167,232.958
	Institutional Class Shares	577,952.437

Forward Hansberger International Growth Fund	Investor Class Shares	1,909,803.121

Forward Global Emerging Markets Fund	Investor Class Shares	43,214.363
	Institutional Class Shares	1,357,844.503

Forward International Small Companies Fund	Investor Class Shares	1,007,194.573
	Institutional Class Shares	5,767,363.239

Forward Uniplan Real Estate Investment Fund	Investor Class Shares	2,965,414.388

Forward Hoover Mini-Cap Fund	Investor Class Shares	468,361.877
	Institutional Class Shares	1,559,890.991

Sierra Club Stock Fund	Investor Class Shares	1,865,175.130

Sierra Club Balanced Fund	Investor Class Shares	2,542,273.247

Voting Requirement

Proposal 1 will require the affirmative vote of a majority of the shares of each Fund that are outstanding and entitled to vote.

Proposals 2, 3 and 5 each require the affirmative vote of a majority of each relevant Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

Nominees for Director receiving a majority of the votes cast in person or by proxy at the Meeting at which a quorum exists will be elected to the Board of Directors of the Company in Proposal 4.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal 4, for which the required vote is a majority of the votes cast, and will effectively be a vote against adjournment and against Proposals 1, 2, 3 and 5, for which the required vote is a percentage of the shares outstanding or present, and entitled to vote on the matter. Brokers are precluded by rules of the New York Stock Exchange from exercising their voting discretion with respect to approval of non-routine matters, such as Proposals 1, 2, 3 and 5 and, as a result, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote those shares.

OWNERSHIP OF THE FUNDS

Appendix L sets forth the beneficial owners of more than 5% of each Fund’s shares. To the best of each Fund’s knowledge, as of December 31, 2004, no person owned beneficially more than 5% of outstanding shares of that Fund or any other series of the Company, except as stated in Appendix L.

Appendix H hereto sets forth the number of shares of each Fund owned directly or beneficially by the Directors and Nominees for the Board as of December 31, 2004. The Directors and officers as a group own less than 1% of the outstanding shares of each Fund.

COST AND METHOD OF PROXY SOLICITATION

Forward Management and the Company will each pay 50% of the cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Company, officers and employees of Forward Management, and certain financial services firms and their representatives, who will receive no additional compensation for their services, may solicit proxies by telephone, telegram or personally. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. The Company may reimburse brokers, banks, and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners.

SERVICE PROVIDERS

Investment Advisers

For a description of Forward Management and the sub-advisers to each of the Funds, see Proposals 1 and 3 and Appendix B.

Distributor, Administrator, Fund Accounting Agent, Custodian and Transfer Agent

PFPC Distributors, Inc. (the “Distributor”), located at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Funds’ distributor. PFPC Distributors, Inc. acquired Provident Distributors, Inc., the Funds’ previous distributor, on January 2, 2001. PFPC Inc. (“PFPC,” “Administrator” and “Transfer Agent”), whose principal business address is 4400 Computer Drive, Westborough, Massachusetts 01581, acts as the Company’s administrator and transfer agent. Pursuant to a Transfer Agency and Services Agreement, PFPC also acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Services Agreement has an initial term of two years and automatically renews for successive one-year terms. PFPC is a majority-owned subsidiary of PNC Financial Services Group, Inc. Shareholder inquiries may be directed to PFPC at P.O. Box 9820, Providence, Rhode Island 02940-9820. Brown Brothers Harriman & Co. (“BBH”), located at 40 Water Street, Boston, Massachusetts 02109, serves as the Funds’ custodian.

Following the Reorganization, it is anticipated that: PFPC Distributors, Inc. will serve as the distributor of the New Series; PFPC Inc. will serve as the administrator and fund accounting agent of the New Series; BBH will serve as the New Series’ custodian; and PFPC Inc. will serve as the transfer agent to the New Series. However, these arrangements have not been finalized, and there is no assurance that each of these service providers will be retained after the Reorganization takes place.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, 333 Market Street, San Francisco, CA 94105, acts as independent registered public accounting firm for the Company and for the New Trust.

Audit Fees

PWC billed the Funds the following aggregate fees for the Company’s fiscal years ended December 31, 2003 and December 31, 2004:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2003	$110,000	$0	$14,000	$0
2004	$143,000	$0	$16,960	$0

PWC did not provide any non-audit services to any entity controlling, controlled by or under common control with the Company that provides ongoing services to the Funds.

The Audit Committee pre-approves all audit and non-audit services provided by PWC or any independent auditors engaged by the Funds and any non-audit or audit-related services provided to its service affiliates, which have an impact on the Fund in accordance with certain pre-approval policies and procedures. The Audit Committee approves the engagement of the independent auditors for each fiscal year, and a majority of the Independent Directors approve the engagement. The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Funds and permissible non-audit services for the Funds’ service affiliates on an annual basis at the time of the independent auditors’ engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s independent auditor, the Audit Committee receives a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee must determine that the provision of the service is consistent with, and will not impair the ongoing independence of the independent auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

FINANCIAL STATEMENTS

Audited financial statements for the Company for the fiscal year ended December 31, 2004 appear in the Annual Report, which has been sent to shareholders under separate cover.

If you would like a copy of the most recent Annual Report and any more recent Semi-Annual Report, please call (800) 999-6809, or write the Company at the address listed at the beginning of this proxy statement.

By Order of the respective Boards,

/s/ Lori V. O’Shaughnessy

Lori V. O’Shaughnessy

Secretary

March 11, 2005

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

INDEX OF EXHIBITS

APPENDIX A	FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND REDOMICILIATION

APPENDIX B	INFORMATION REGARDING FORWARD MANAGEMENT AND SUB-ADVISORS OF THE FUNDS

APPENDIX C	NET ADVISORY FEES PAID OR OWED TO FORWARD MANAGEMENT IN 2004

APPENDIX D	FEES AND EXPENSES PAID BY THE FUNDS

APPENDIX E	DIRECTORS OF THE COMPANY AND NOMINEES

APPENDIX F	FORM OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

APPENDIX G	EXECUTIVE OFFICERS OF THE COMPANY

APPENDIX H	FUND SHARES OWNED BY DIRECTORS AND NOMINEES

APPENDIX I	FORWARD FUNDS, INC. AUDIT COMMITTEE CHARTER

APPENDIX J	FORWARD FUNDS, INC. NOMINATING COMMITTEE CHARTER

APPENDIX K	UNIPLAN INVESTMENT SUB-ADVISORY AGREEMENT

APPENDIX L	BENEFICIAL OWNERS OF COMPANY SHARES

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND

REDOMICILIATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND REDOMICILIATION (the “Plan”) is adopted as of this      day of                     , 2005, by and between Forward Funds (the “Trust”), a Delaware statutory trust, on behalf of the Forward Hoover Small Cap Equity Fund, Forward Global Emerging Markets Fund, Forward Hansberger International Growth Fund, Forward International Small Companies Fund, Forward Uniplan Real Estate Investment Fund, Forward Hoover Mini-Cap Fund, Forward Legato Fund, Sierra Club Equity Income Fund, and Sierra Club Stock Fund (each a “Successor Fund” and collectively the “Successor Funds”), each a separate series of the Trust, and Forward Funds, Inc., a Maryland corporation (the “Company”), on behalf of the Forward Hoover Small Cap Equity Fund, Forward Global Emerging Markets Fund, Forward Hansberger International Growth Fund, Forward International Small Companies Fund, Forward Uniplan Real Estate Investment Fund, Forward Hoover Mini-Cap Fund, Forward Legato Fund, Sierra Club Equity Income Fund, and Sierra Club Stock Fund (each an “Acquired Fund” and collectively the “Acquired Funds”), each a separate series of the Company.

All references in this Plan to action taken by the Successor Funds or the Acquired Funds shall be deemed to refer to action taken by the Company or the Trust, respectively, on behalf of the respective series.

WHEREAS, the Trust and the Company are each an open-end, registered investment company of the management type and each Acquired Fund owns securities which generally are assets of the character in which the corresponding Successor Fund is permitted to invest;

WHEREAS, each of the Acquired Funds currently is a series of the Company, an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”), which has been organized as a Maryland Corporation;

WHEREAS, each of the Successor Funds has been organized as series of the Trust, a Delaware statutory trust, in order to continue the business and operations of the corresponding Acquired Fund;

WHEREAS, each Successor Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein;

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”);

WHEREAS, the contemplated reorganization, redomiciliation and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of each of the Acquired Funds to the corresponding Successor Fund in exchange solely for classes of shares of beneficial interest of such Successor Fund (“Successor Fund Shares”) corresponding to the classes of shares of beneficial interest of such Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by such Successor Fund of all liabilities of the corresponding Acquired Fund, and (3) the distribution of the Successor Fund Shares to the shareholders of each corresponding Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, each Acquired Fund currently owns securities that are substantially similar to those in which the corresponding Successor Fund is permitted to invest;

WHEREAS, the Trustees of Trust have determined, with respect to each Successor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Acquired Fund by the corresponding Successor Fund is in the best interests of each Successor Fund;

WHEREAS, the Directors of the Company have determined, with respect to each Predecessor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of such Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund pursuant to this Agreement is in the best interests of the Company, each of the Predecessor Funds and its shareholders and that the interests such shareholders will not be diluted as a result of this transaction; and

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. PLAN OF REORGANIZATION

1.1. Subject to any requisite approvals of the shareholders of each Acquired Fund and Successor Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust agrees to transfer all of the assets of each Acquired Fund, as set forth in paragraph 1.2, to the corresponding Successor Fund, and the Successor Fund agrees in exchange therefore: (i) to deliver to the corresponding Acquired Fund the number of full and fractional Successor Fund Shares corresponding to each class of the Acquired Fund Shares as of the time and date set forth in paragraph 2.1; (ii) to credit to the shareholders of record of Institutional Class Shares of each Acquired Fund full and fractional Institutional Class Shares of the corresponding Successor Fund, to credit shareholders of record of Class A Shares of each Acquired Fund with full and fractional Class A Shares of the corresponding Successor Fund and to credit shareholders of record of Investor Class Shares of each Acquired Fund with full and fractional Investor Class Shares of the corresponding Successor Fund as of the time and date set forth in paragraph 2.1; and (iii) to assume all liabilities of each Acquired Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the “Closing”).

1.2. The assets of the Acquired Funds to be acquired by the corresponding Successor Funds shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interests receivable that are owned by such Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Funds on the closing date provided in paragraph 2.1 (the “Closing Date”). All liabilities, expenses, costs, charges and reserves of the Acquired Funds, to the extent that they exist at or after the Closing, shall after the Closing attach to the corresponding Successor Funds and may be enforced against the Successor Funds to the same extent as if the same had been incurred by the Successor Funds.

1.3. The Company shall (a) distribute to the shareholders of record of each class of Acquired Fund Shares as of the Closing Date, as defined in paragraph 2.1 (the “Current Shareholders”), on a pro rata basis within that class, the Successor Fund shares of the corresponding class received by the Company, on behalf of such Acquired Fund, pursuant to paragraph 1.1 and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the Successor Fund Shares then credited to the accounts of the Acquired Funds on the books of the Successor Funds to open accounts on the share records of the Successor Funds in the names of the Current Shareholders and representing the respective pro rata number of the Successor Fund Shares due such Shareholders. All issued and outstanding shares of the Acquired Funds will simultaneously be canceled on the books of the Company. The Successor Funds shall not issue certificates representing the Successor Fund Shares in connection with such exchange. Ownership of Successor Fund Shares will be shown on the books of the Trust’s transfer agent. As soon as practicable after the Closing, the Company shall take all steps necessary to effect a complete liquidation of the Acquired Funds and shall file such instruments, if any, as are necessary to effect the dissolution of the Acquired Funds and shall take all other steps necessary to effect such dissolution.

2. CLOSING AND CLOSING DATE

2.1. The Closing Date shall be July 1, 2005, or such other date as the parties may agree to in writing. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the Board of Directors or officers of the Company may designate.

2.2. The Trust shall direct Brown Brothers Harriman & Co., as custodian for the Acquired Funds (the “Custodian”), to deliver to the Trust, at the Closing, a certificate of an authorized officer stating that (i) each of the Acquired Fund’s portfolio securities, cash, and any other assets (“Assets”) shall have been delivered in proper form to the corresponding Successor Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of each Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each of the Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the corresponding Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Each Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), shall be transferred by the Predecessor Fund Custodian to the Successor Fund Custodian for the account of the corresponding Successor Fund as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Successor Funds. Any cash to be transferred by each Predecessor Fund shall be delivered by wire transfer of federal funds on the Closing Date.

2.3. The Company shall direct PFPC Inc., as transfer agent for the Acquired Funds (the “Transfer Agent”), to deliver to the Trust, on behalf of the Acquired Funds, at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing.

3. CALCULATIONS

3.1. The number of each class of Successor Fund Shares issued to each Acquired Fund pursuant to paragraph 1.1 will be the number of issued and outstanding Acquired Fund Shares of each such class at 4:00 p.m. Eastern Time on the Closing Date or such other time determined by the Company (“Valuation Time”).

3.2. The net asset value of each class of the Successor Fund Shares shall be the respective net asset value of each corresponding Acquired Fund’s shares of each such class at the Valuation Time. The net asset value of Acquired Fund Shares shall be computed at the Valuation Time in the manner set forth in the Acquired Fund’s then current prospectus under the Securities Act of 1933, as amended (the “1933 Act”).

4. VALUATION OF ASSETS

The value of the assets of each Acquired Fund shall be the value of such assets computed as of the Valuation Time on the Closing Date. The net asset value of the assets of the Acquired Funds to be transferred to the corresponding Successor Fund shall be computed by the Trust (and shall be subject to adjustment by the amount, if any, agreed to by the Trust and the Company. In determining the value of the securities transferred by the Acquired Fund to the Successor Fund, each security shall be priced in accordance with the pricing policies and procedures of the Acquired Fund as described in the then current prospectus and statement of additional information. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by the Trust, provided such determination shall be subject to the approval of the Company.

5. VALUATION TIME

The Valuation Time shall be as set forth in paragraph 3.1. Notwithstanding anything in this Plan to the contrary, in the event that at the Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust or Company, accurate appraisal of the value of the net assets of the Acquired Funds is impracticable, the Valuation Time shall be postponed to a time agreed to by the parties on the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Funds is practicable.

6. REPRESENTATIONS AND WARRANTIES

6.1. The Company, on behalf of the Acquired Funds, represents and warrants to the Successor Funds as follows:

(a) Each Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Maryland, with power under the Company’s Articles of Incorporation to own all of its properties and assets and to carry on its business being conducted as of the date hereof;

(b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (“SEC”) as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the 1933 Act, are or on the Closing Date, will be, in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, and such as may be required by state securities laws;

(d) On the Closing Date, each of the Acquired Funds will have good and marketable title to the Acquired Fund’s assets to be transferred to the corresponding Successor Fund pursuant to paragraph 1.1 and full right, power, and authority to sell, assign, convey, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Successor Fund;

(e) The Acquired Funds are not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Funds, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Funds, is a party or by which it is bound;

(f) Except as otherwise disclosed in writing to and accepted by the Successor Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of each of the Acquired Funds as included in the most recent Annual Report to Shareholders for each of the Acquired Funds (as to each Acquired Fund, the “Annual Statements”), have been audited by PricewaterhouseCoopers, LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Successor Funds) present fairly, in all material respects, the financial condition of each of the Acquired

Funds as of the date of the Annual Statements in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of the date of the Annual Statements that are not disclosed therein;

(h) Since the date of the Annual Statements, there has not been any material adverse change in the Acquired Funds’ financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Funds of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Successor Funds. For the purposes of this subparagraph (h), a decline in net asset value per share of an Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(i) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of each of the Acquired Funds required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Funds’ knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) For each taxable year of its operation, each of the Acquired Funds has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code;

(k) The Company’s current registration statement, which is on file with the SEC, does not contain an untrue statement of a material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading;

(l) All issued and outstanding Acquired Fund shares are, and on the Closing Date will be, duly and validly issued, fully paid and non-assessable and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of each of the Acquired Funds will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 2.3. None of the Acquired Funds has outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Funds, nor is there outstanding any security convertible into any of the Acquired Funds’ shares;

(m) The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, and, subject to any required approval of the shareholders of the Acquired Funds, this Plan will constitute a valid and binding obligation of the Acquired Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(n) The information to be furnished by the Acquired Funds for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

6.2. The Trust, on behalf of the Successor Funds, represents and warrants to the Acquired Funds as follows:

(a) Each Successor Fund is duly organized as a series of the Trust, which is a statutory trust duly organized and validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business contemplated by this Agreement. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of the Trust, such as the Successor Funds, must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Successor Trust;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and is registered with the SEC as an investment company under the 1940 Act;

(c) On or before the Closing Date, the registration statement of the Trust with respect to the Successor Funds under the 1940 Act and the registration of the shares of the Successor Funds under the 1933 Act shall be in full force and effect. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Successor Funds of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) Each Successor Fund currently has no assets or liabilities. Prior to the Closing Date, none of the Successor Funds will have any assets or liabilities or will have carried on any business activities;

(e) None of the Successor Funds are engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Successor Funds, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Successor Funds, is a party or by which it is bound;

(f) Except as otherwise disclosed in writing to and accepted by the Acquired Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) The Trust’s current registration statement, which is on file with the SEC, does not contain an untrue statement of a material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading;

(h) All issued and outstanding Successor Fund Shares are, and on the Closing Date will be, duly and validly issued, fully paid and non-assessable by the Company and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Successor Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares. There shall be no issued and outstanding Successor Fund Shares or any other securities issued by the Successor Funds before the effective date of the Reorganizations and the Successor Funds shall not commence investment operations before the Closing Date;

(i) The execution, delivery and performance of this Plan, and the transaction contemplated herein, will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust on behalf of the Successor Funds and, subject to any required approval of the shareholders of the Successor Funds, this Plan will constitute a valid and binding obligation of the Successor Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(j) All information to be furnished by or on behalf of the Trust for use in the proxy materials to be supplied to shareholders of the Acquired Funds that relates to the Trust, Successor Funds, the agreements between the Trust and other service providers, and other matters known primarily to the Trust or Emerald Mutual Fund Advisors Trust (i) shall be true and correct in all material respects; (ii) shall not contain (and shall not contain at the time the proxy statement is mailed to shareholders of the Acquired Funds) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; and (iii) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

6.3. The warranties, representations, and agreements contained in this Agreement made by the Company, on behalf of each of the Acquired Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations, and agreements contained in this Agreement made by the Successor Trust, on behalf of each of the Successor Funds, are made on a several (and not joint, or joint and several) basis. Nothing in this paragraph shall limit the terms of paragraph 8.7 below.

7. COVENANTS OF THE SUCCESSOR FUNDS AND THE ACQUIRED FUNDS

7.1. Each of the Successor Funds and Acquired Funds will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable;

7.2. To the extent required by applicable law, the Company will call a meeting of the shareholders of the Acquired Funds to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein;

7.3. The Acquired Funds covenant that the Successor Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan;

7.4. The Acquired Funds will assist the Successor Funds in obtaining such information as the Successor Funds reasonably request concerning the beneficial ownership of the Acquired Funds’ shares;

7.5. Subject to the provisions of this Plan, each of the Successor Funds and the Acquired Funds will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan;

7.6. Each of the Successor Funds and the Acquired Funds shall use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable;

7.7. The Company, on behalf of the Acquired Funds, covenants that it will, from time to time, as and when reasonably requested by the Trust, on behalf of the Successor Funds, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Successor Funds, may reasonably deem necessary or desirable in order to vest in and confirm the Successor Funds’ title to and possession of all the assets and otherwise to carry out the intent and purpose of this Plan;

7.8. Each Successor Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date; and

7.9. The Successor Trust shall not change its Declaration of Trust prior to the Closing so as to restrict permitted investments for any of the Successor Funds prior to the Closing.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

The obligations of the Acquired Funds to consummate the transactions provided for herein shall be subject, at the Acquired Funds’ election, to the performance by the Successor Funds of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

8.1. All representations and warranties of the Successor Funds and the Trust contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

8.2. The Trust and the Successor Funds shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Trust and the Successor Funds on or before the Closing Date;

8.3. The Acquired Funds and the Successor Funds shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

8.4. Each series of the Trust, including the Successor Funds, shall have obtained necessary Board of Trustees and shareholder approval to enter into, and shall have executed, agreements for portfolio management with Forward Management, LLC (“Forward Management”) and certain sub-investment advisers, as set forth in Schedule A hereto, the final form of which agreements for portfolio management shall have been provided to and approved in writing by Forward Management;

8.5. The composition of the Board of Trustees of the Trust shall consist exclusively of the individuals identified in Schedule B, each of which shall have been duly nominated by the Board of Trustees of the Trust and duly elected by the shareholders of the Trust;

8.6. The entities identified in Schedule C shall have been duly appointed by the Board of Trustees of the Trust to serve as the administrator, transfer agent, custodian, and fund accounting agent of the Trust; and

8.7 Each Acquired Fund shall have obtained necessary shareholder approval to effect the Reorganizations. Notwithstanding anything herein to the contrary, the obligations of the Company to effect a Reorganization with respect to a particular Acquired Fund shall, at the discretion of the Board of Directors of the Company, be contingent upon each other Acquired Fund obtaining the necessary shareholder approvals to effect the Reorganizations.

9. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND

The obligations of the Successor Funds to complete the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Acquired Funds, of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following conditions:

9.1. All representations and warranties of the Company and the Acquired Funds contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

9.2. The Company and the Acquired Funds shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company or the Acquired Funds on or before the Closing Date;

9.3. The Acquired Funds and the Successor Funds shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

9.4. Each Acquired Fund shall have delivered to the corresponding Successor Fund at the Closing Date the Acquired Fund’s Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of an authorized officer as specified in paragraph 2.2;

9.5. Each Acquired Fund shall have delivered to the corresponding Successor Fund at the Closing Date the certificate specified in paragraph 2.3;

10.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUNDS AND THE ACQUIRED FUNDS

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Funds or the Successor Funds, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

10.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Funds in accordance with the provisions of the Company’s Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Fund. Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the conditions set forth in this paragraph 10.1;

10.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of each party to this Plan, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

10.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Successor Funds or the Acquired Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Funds or the Acquired Funds, provided that either party hereto may for itself waive any of such conditions;

10.4. The Registration Statement(s) of the Trust with respect to the Successor Funds shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

10.5. The parties shall have received the opinion of Dechert LLP dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions, and representations made by the Company, on behalf of each Acquired Fund, the Trust, on behalf of each Successor Fund, and their respective authorized officers, (i) the transaction contemplated by this Plan will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Successor Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Successor Fund upon receipt of the Assets in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the

Liabilities; (iii) the basis in the hands of the Successor Fund in the Assets will be the same as the basis of the Acquired Fund in the Assets immediately prior to the transfer thereof; (iv) the holding periods of the Assets in the hands of the Successor Fund will include the periods during which the Assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Successor Fund in exchange for the Successor Fund Shares and the assumption by the Successor Fund of all of the Liabilities, or upon the distribution of the Successor Fund Shares by the Acquired Fund to its shareholders in liquidation; (vi) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund Shares for the Successor Fund Shares; (vii) the aggregate basis of the Successor Fund Shares that each Predecessor Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; (viii) a Acquired Fund shareholder’s holding period for his or her Successor Fund Shares will be determined by including the period for which he or she held the Acquired Fund Shares exchanged therefore, provide that he or she held such Acquired Fund Shares as capital assets; and (ix) the Successor Fund will succeed to, and take into account (subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder) the items of the Acquired Fund described in Section 381(c) of the Code. The opinion will not address whether gain or loss will be recognized with respect to any contracts subject to Section 1256 of the Code in connection with the reorganization. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust and the Company. Notwithstanding anything herein to the contrary, neither the trust nor The Company may waive the condition set forth in this paragraph 10.5.

11. BROKERAGE FEES AND EXPENSES

11.1. The Trust, on behalf of the Successor Funds and the Company, on behalf of the Acquired Funds, each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

11.2 The expenses relating to the proposed Reorganization will be borne by Forward Management LLC. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Successor Funds’ prospectuses and the Acquired Funds’ proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

12. INDEMNIFICATION

12.1. The Trust, on behalf of the Successor Funds, shall indemnify, defend and hold harmless the Acquired Funds, the Company, its Board of Directors, officers, employees and agents (collectively “Acquired Fund Indemnified Parties”) against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third-party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of the Trust, on behalf of the Successor Funds, arising from any untrue statement or alleged untrue statement of a material fact contained in the proxy materials, as filed and in effect with the SEC, or any application prepared by the Trust, on behalf of the Successor Funds with any state regulatory agency in connection with the transactions contemplated by this Plan under the securities laws thereof; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust and the Successor Funds shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about the Trust and/or the Successor Funds or the transactions contemplated by this Plan, which are attributable to the Trust and/or the Successor Funds, made in the proxy materials or any application filed with a state regulatory agency.

12.2. The Company, on behalf of the Acquired Funds, shall indemnify, defend, and hold harmless the Successor Funds, the Trust, its Board of Trustees, officers, employees and agents (“Successor Fund Indemnified Parties”) against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third-party claims, actions, suits or proceedings, whether or not resulting in any liability to such Successor Fund Indemnified Parties, including amounts paid by any one or more of the Successor Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action or proceeding, or threatened third-party claim, suit, action or proceeding made with the consent of the Company, on behalf of the Acquired Funds, arising from any untrue statement or alleged untrue statement of a material fact contained in the proxy materials, as filed and in effect with the SEC or any application filed with a state regulatory agency; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein and necessary to make the statements therein not misleading; provided, however, that the Company and the Acquired Funds shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about the Company and/or the Acquired Funds or about the transactions contemplated by this Plan, which are attributable to the Company, made in the proxy materials or any application filed with a state regulatory agency.

12.3. A party seeking indemnification hereunder is hereinafter called the “indemnified party” and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the “indemnifying party.” Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by one or more of the indemnified parties of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this Article 12, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article 12. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this Article 12, or, if it so elects, to assume at its own expense the defense thereof with counsel satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party.

12.4. Upon receipt of notice from the indemnifying party to the indemnified parties of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified parties under this Article 12 for any legal or other expenses subsequently incurred by such indemnified parties in connection with the defense thereof unless (i) the indemnified parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the last sentence of paragraph 12.3 (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified parties at its expense.

12.5. This Article 12 shall survive the termination of this Plan and for a period of three years following the Closing Date.

13. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

13.1. The Trust and the Company agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

13.2 The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

14. TERMINATION

This Plan may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before September 15, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Plan shall become void and there shall be no liability hereunder on the part of any party or their respective Directors, Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

15. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows: if to the Successor Trust or to the Company, at the address set forth in the preamble to this Plan, in each case to the attention of Mary Curran and with a copy to Dechert LLP, 1775 Eye Street, N.W., Washington, D.C. 20006, attn.: Robert W. Helm.

16. AMENDMENTS

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust; provided, however, that the meeting of the shareholders of the Acquired Fund called by the Company pursuant to paragraph 7.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be issued to the Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

17. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; CONFIDENTIALITY

17.1. The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

17.2. This Plan shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

17.3. This Plan may be executed in any number of counterparts each of which shall be deemed an original.

17.4. This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

17.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

17.6. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

17.7. The sole remedy of a party hereto for a breach of any representation or warranty made in this Plan by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

17.8. Notwithstanding anything herein to the contrary, except as reasonably necessary to comply with applicable securities laws, each party (and each employee, representative or other agent of each party) hereto may disclose to any and all persons, without limitation of any kind, any information with respect to the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to such parties (or their representatives) relating to such tax treatment and tax structure. To the extent not inconsistent with the immediately preceding sentence, this authorization does not extend to disclosure of any other information, including without limitation (a) the names and addresses of the shareholders of the Trust, (b) all information reasonably identified as confidential in writing by any party hereto, or (c) any other term or detail, or portion of any documents or other materials, not related to the tax treatment or tax structure of the potential transaction. Except as permitted by this Plan, each party hereto shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as such information has come into the public domain.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be approved on behalf of the Successor Funds and the Acquired Funds.

FORWARD FUNDS, INC.

a Maryland corporation, on behalf of its series

Forward Hoover Small Cap Equity Fund

Forward Hansberger International Growth Fund

Forward Global Emerging Markets Fund

Forward International Small Companies Fund

Forward Uniplan Real Estate Investment Fund

Forward Hoover Mini-Cap Fund

Forward Legato Fund

Sierra Club Equity Income Fund

Sierra Club Stock Fund

By:
Name:
Title:

FORWARD FUNDS

a Delaware statutory trust, on behalf of its series

Forward Hoover Small Cap Equity Fund

Forward Hansberger International Growth Fund

Forward Global Emerging Markets Fund

Forward International Small Companies Fund

Forward Uniplan Real Estate Investment Fund

Forward Hoover Mini-Cap Fund

Forward Legato Fund

Sierra Club Equity Income Fund

Sierra Club Stock Fund

By:
Name:
Title:

Schedule A

Advisers and Sub-Advisers to Each Fund

Fund	Adviser	Sub-Adviser(s)
Forward Hoover Small Cap Equity Fund	Forward Management LLC	Hoover Investment Management Co., LLC
Forward Global Emerging Markets Fund	Forward Management LLC	Pictet International Management Limited
Forward Hansberger International Growth Fund	Forward Management LLC	Hansberger Global Investors, Inc.
Forward International Small Companies Fund	Forward Management LLC	Pictet International Management Limited
Forward Uniplan Real Estate Investment Fund	Forward Management LLC	Forward Uniplan Advisors, Inc.
Forward Hoover Mini-Cap Fund	Forward Management LLC	Hoover Investment Management Co., LLC
Forward Legato Fund	Forward Management LLC	Netols Asset Management Inc. Riverbridge Partners, LLC and Conestoga Capital Advisors, LLC
Sierra Club Equity Income Fund	Forward Management LLC	New York Life Investment Management LLC and Forward Uniplan Advisors, Inc.
Sierra Club Stock Fund	Forward Management LLC	Harris Bretall Sullivan & Smith L.L.C. and New York Life Investment Management LLC

Schedule B

Board of Trustees of the Trust

Kenneth V. Domingues

Haig G. Mardikian

Leo T. McCarthy

Donald O’Connor

J. Alan Reid, Jr.

Schedule C

Service Providers to the Trust

Administrator
Transfer Agent
Custodian
Fund Accounting Agent

APPENDIX B

INFORMATION REGARDING FORWARD MANAGEMENT

AND SUB-ADVISORS OF THE FUNDS

Forward Management serves as the investment advisor to each Fund. Forward Management is a registered investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Forward Management has managed each Fund, other than the Forward International Small Companies Fund and the Forward Global Emerging Markets Fund, since inception. On December 23, 2003, Forward Management replaced Pictet International Management Limited (“Pictet”) as investment advisor to the Forward International Small Companies Fund. On September 16, 2004, Forward Management replaced Pictet as investment advisor to the Forward Global Emerging Markets Fund. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. Forward Management is wholly owned by Gordon Getty.

Forward Management has been registered with the SEC as an investment advisor since 1998, and has been an investment adviser of publicly-offered mutual funds since that time. Forward Management has the authority to manage the Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the Company’s Board of Directors, but has delegated this authority to sub-advisors for each Fund. Forward Management also provides the Funds with ongoing management supervision and policy direction.

With the exceptions noted above, Forward Management has served as investment adviser to the New Series since their inception; most recently pursuant to an Investment Advisory and Management Agreement approved by the Board of Directors, including a majority of the Independent Directors, on December 2, 2004.

As of December 31, 2004, Forward Management and its immediate affiliates had approximately $1.43 billion under management or committed for management in various fiduciary and advisory capacities. The current directors of Forward Management are set forth in Proposal 3.

Forward Hansberger International Growth Fund

Hansberger Global Investors, Inc. (“HGI”) serves as the sub-advisor to the Forward Hansberger International Growth Fund. HGI, a wholly-owned subsidiary of Hansberger Group, Inc., with its principal offices at 515 East Las Olas Blvd., Fort Lauderdale, Florida 33301, conducts a worldwide portfolio management business that provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2004, HGI had approximately $5.9 billion in assets under management. The Forward Hansberger International Growth Fund is team-managed and the portfolio team includes Thomas R.H. Tibbles, a Chartered Financial Analyst (“CFA”), Barry A. Lockhart, CFA and Patrick Tan. Mr. Tibbles joined HGI as Managing Director in 1999. From 1996 to 1999 he was the head of the Global Equity Team at Indago Capital Management in Toronto, which was an affiliate of Canada Life. Both Mr. Lockhart and Mr. Tan were part of the team with Mr. Tibbles at Indago Capital Management. Mr. Lockhart was a portfolio manager of foreign equities at Indago Capital Management from 1997 to 1999 and joined HGI in 1999. Mr. Tan was a global equity analyst at Indago Capital Management from 1994 to 1999 and joined HGI in 1999.

The following table provides the name and principal occupation of each director and the chief executive officer of HGI. The address of each director and the chief executive officer of HGI is c/o Hansberger Global Investors, Inc., 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, FL 33301.

Name	Principal Occupation
Thomas Loren Hansberger	Chairman, CEO, President, Director and Treasurer

Kimberley Ann Scott	Senior Vice President, Secretary, Chief Compliance Officer, Chief Administrative Officer, Director

J. Christopher Jackson	Senior Vice President, General Counsel, Assistant Secretary, Director

Ronald W. Holt	Director, President and Managing Director of Research

Lauretta (Retz) Reeves	Chief Investment Officer

Wesley Edmond Freeman	Managing Director-Institutional Marketing, Director

Thomas Allen Christensen, Jr.	Chief Financial Officer

Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

Hoover Investment Management Co., LLC (“Hoover”) serves as sub-advisor for the Forward Hoover Small Cap Equity Fund and the Forward Hoover Mini-Cap Fund. Hoover is located at 650 California Street, 30th Floor, San Francisco, California 94108. As of December 31, 2004, Hoover managed $1.047 billion in the small-capitalization sector for institutional and individual investors. Hoover was founded in 1997 by Irene G. Hoover, CFA, the Fund’s Chief Investment Officer. Ms. Hoover is the managing member of Hoover and has over 26 years of investment management experience.

From 1991-1997, Ms. Hoover was Director of Research and a member of the three-person investment committee at Jurika & Voyles, Inc., an investment management firm in Oakland, California. She is a Chartered Financial Analyst and holds a B.A. from Stanford University and an M.A. from Northwestern University.

The following table provides the name and principal occupation of each director and the chief executive officer of Hoover. The address of each director and the chief executive officer of Hoover is c/o Hoover Investment Management Co., LLC, 650 California Street, 30th Floor, San Francisco, California 94108.

Name	Principal Occupation
Irene G. Hoover	Managing Member and Chief Investment Officer

Stephen Cullen	Director of Market Analysis and Equity Trading

Beverly Hoffman	Chief Financial Officer and Chief Compliance Officer

Forward Global Emerging Markets Fund and Forward International Small Companies Fund

Pictet International Management Limited (“Pictet”) serves as sub-advisor for the Funds. Pictet was established in 1980 and as of December 31, 2004 had approximately $1.276 billion of assets under management. Pictet forms a part of Pictet Asset Management, the institutional business division of Pictet & Cie, and manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom. Pictet is both registered as a U.S. investment adviser and authorized and regulated by the Financial Services Authority in the United Kingdom. Pictet is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2004, Pictet & Cie had approximately $113 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by nine partners.

The following table provides the name and principal occupation of each director and the chief executive officer of Pictet. The address of each director and the chief executive officer of Pictet is c/o Pictet International Management Limited, Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom.

Name	Principal Occupation
Rhoderick John Hearn	Director

Nicholas A. Johnson	Chief Investment Officer and Director

Rolf W. Banz	Director

Gavin Seton Sharpe	Chief Financial Officer and Director

Paul David John Martin	Chief Compliance Officer and Director

Marc Briol	Chief Operating Officer

Renaud De Planta	Chief Executive Officer and Director

The Forward Uniplan Real Estate Investment Fund

Forward Uniplan Advisors, Inc. (“Uniplan”) serves as sub-advisor for the Forward Uniplan Real Estate Investment Fund. As of December 31, 2004, Richard Imperiale, President of Forward Uniplan Advisors, Inc. owns 80% of the outstanding shares of Uniplan. In addition, Forward Management holds a 20% ownership interest in Uniplan and has an option to purchase an additional 5% ownership interest. Uniplan is located at 23909 W. Overson Road, Union Grove, Wisconsin 53182. Uniplan also provides investment advice to other mutual funds and individual and institutional clients with substantial investment portfolios. As of December 31, 2004, Uniplan and its affiliates managed and advised approximately $230 million in assets. Uniplan has been in the business of providing investment advisory services for over 17 years. Richard Imperiale is the Portfolio Manager for the Fund. He has been President of Uniplan since its inception in 1984. Mr. Imperiale holds a B.S. in finance from Marquette University Business School and has completed a postgraduate lecture series in corporate finance from the University of Chicago.

Information about the directors and the chief executive officer of Uniplan is provided in Proposal 5.

The Sierra Club Balanced Fund (to be named the Sierra Club Equity Income Fund as of April 1, 2005)

Forward Management has engaged the services of Uniplan effective April 1, 2005, to act as sub-advisor for a portion of the Sierra Club Balanced Fund’s portfolio. Uniplan is described above under “Forward Uniplan Real Estate Investment Fund.” Harris Bretall Sullivan & Smith L.L.C., described below under “Sierra Club Stock Fund”, will manage a portion of the Sierra Club Balanced Fund’s assets through March 31, 2005.

Forward Management has also engaged the services of New York Life Investment Management LLC (“NYLIM”) to act as the sub-advisor for a portion of the Fund’s portfolio. NYLIM, founded in 2000, serves as a sub-advisor to each of the Sierra Club Balanced Fund and the Sierra Club Stock Fund. NYLIM is located at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. NYLIM is an independently-managed, wholly-owned indirect subsidiary of New York Life Insurance Company. As of December 31, 2004, NYLIM and its affiliates managed over $189 billion in assets. NYLIM uses a team-managed approach to manage its portion of the Funds.

The following table provides the name and principal occupation of each director and the chief executive officer of NYLIM. The address of each director and the chief executive officer of NYLIM is c/o New York Life Investment Management LLC, 51 Madison Ave., New York, New York 10010.

Name	Principal Occupation
Gary Wendlandt	Chairman and Chief Executive Officer

Ravi Akhoury	Vice Chairman

Brian Murdock	President

Tony Elavia	Chief Investment Officer of NYLIM Equity Investors

Jefferson C. Boyce	Senior Managing Director, Business Management for NYLIM Equity Investors Group

The Sierra Club Stock Fund

Forward Management has also engaged the services of NYLIM to act as sub-advisor for a portion of the Sierra Club Stock Fund’s portfolio. NYLIM is described above under “Sierra Club Balanced Fund.”

Harris Bretall Sullivan & Smith L.L.C. (“Harris Bretall”), founded in 1971, serves as a sub-advisor to the Sierra Club Stock Fund. Harris Bretall’s address is One Sansome Street, Suite 3300, San Francisco, CA 94104. As of December 31, 2004, Harris Bretall managed over $2.1 billion in equity, balanced, fixed-income and socially responsible assets. Harris Bretall uses a team-managed approach to manage its portion of the Sierra Club Stock Fund.

Name	Principal Occupation
R. Schorr Berman	Director, President and CIO-MDT Advisor’s Division

James J. Cahill, Jr.	Director

Gordon J. Ceresino	Member, CEO, Director, Executive Vice President

Susan A. Foley	Member, Executive Vice President, Director

David M. Goldsmith	CIO Quantitative Equity Strategies-MDT Advisor’s Division

William S. McCreery	Executive VP/Director—Managed Account Services/Compliance Officer/CAO/Director of Trading & Operations

David A. Minella	Director

William D. Osher	Senior Vice President/Director of Fixed Income Investments/Portfolio Manager

David S. Post	Member/Executive Vice President/Director

Kenneth J. Revis	Senior Portfolio Manager-MDT Advisors’ Division

Timothy H. Robinson	Director

Henry B. Dunlap Smith	Member/President/Director/Executive Vice President

William D. Vaughn	Vice President/Portfolio Manager

Each of the sub-advisors responsible for the Forward Funds immediately prior to the Reorganizations are expected to continue as sub-advisors to the corresponding New Series immediately after the Reorganizations.

APPENDIX C

NET ADVISORY FEES PAID OR OWED TO FORWARD MANAGEMENT IN 2004

Portfolio	Fees Paid or Owed
Forward Hoover Small Cap Equity Fund	$1,540,456
Forward Hoover Mini-Cap Fund	$149,660
Forward Global Emerging Markets Fund	$306,743
Forward Hansberger International Growth Fund	$102,051
Forward International Small Companies Fund	$50,419
Forward Uniplan Real Estate Investment Fund	$360,332
Sierra Club Stock Fund	$0
Sierra Club Balanced Fund	$185,143

C-1

APPENDIX D

FEES AND EXPENSES PAID BY THE FUNDS

The Funds each pay Forward Management an advisory fee for the services it provides as investment adviser.

Forward Management uses part of the advisory fee to pay for the services of the sub-advisors.

The table below shows the advisory fee and Fund expenses as an annual percentage of the Investor Class and Institutional Class shares of each Fund’s average daily net assets, based on the year 2004, unless otherwise noted.

	As an annual % of average daily net assets
Portfolio	Class	Advisory Fee	Other Expenses	12b-1 Amounts	Total Expenses	Less Advisor’s Reimbursement	Total Net Expenses
Forward Hoover Small Cap Equity Fund	Investor Class	1.05%	0.51%	0.24%	1.80%	0.02%	1.78%
	Institutional Class	1.05%	0.43%	N/A	1.48%	0.14%	1.34%
Forward Hoover Mini-Cap Fund	Investor Class	1.05%	1.04%	0.12%	2.21%	0.26%	1.95%
	Institutional Class	1.05%	0.82%	N/A	1.87%	0.44%	1.43%
Forward Global Emerging Markets Fund(1)	Investor Class	1.25%	1.79%	0.25%	3.29%	1.31%	1.98%
	Institutional Class	1.25%	1.13%	N/A	2.38%	0.68%	1.70%
Forward International Small Companies Fund(2)	Investor Class	1.00%	1.01%	0.25%	2.26%	0.80%	1.46%
	Institutional Class	1.00%	1.12%	N/A	2.12%	0.91%	1.21%
Forward Hansberger International Growth Fund(3)	Investor Class	0.85%	1.09%	0.15%	2.09%	0.38%	1.71%
Forward Uniplan Real Estate Investment Fund	Investor Class	0.85%	0.86%	0.14%	1.85%	N/A	1.85%
Sierra Club Stock Fund(3),(4)	Investor Class	1.00%	1.52%	0.18%	2.70%	1.00%	1.70%
Sierra Club Balanced Fund(3),(5)	Investor Class	0.94%	0.93%	0.14%	2.01%	0.29%	1.72%

(1)	The Forward Global Emerging Markets Fund incurred fees in connection with the use of Reflow Fund LLC (“Reflow”) during the year. Reflow is a service that provides a liquidity source for mutual funds, and Reflow is under common control with Forward Management. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Investor Class would have been 1.95% and 3.25%, respectively and 1.70% and 2.37% for the Institutional Class, respectively.
(2)	The Forward International Small Companies Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Investor Class would have been 1.45% and 2.25%, respectively and 1.20% and 2.11% for the Institutional Class, respectively.
(3)	Effective January 26, 2004, the net expense cap changed from 1.99% to 1.69% on the Forward Hansberger International Growth Fund. The Sierra Club Stock Fund and Sierra Club Balanced Fund’s net expense cap changed from 1.84% to 1.69% on January 26, 2004.
(4)	The Sierra Club Stock Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.70% and 2.70%, respectively.
(5)	The Sierra Club Balanced Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.71% and 2.00%, respectively.

D-1

To help limit expenses in 2004, Forward Management contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Fund for certain operating expenses in excess of the agree-upon expense limitations. These expense limitations are subject to reimbursement from the Funds under certain circumstances. Expense limitation agreements are currently in effect through January 1, 2006, and there is no assurance that they will be continued beyond that date. Detailed information about the expense limitation agreements applicable to each Fund is available in the Forward Funds, Inc. prospectuses and Statements of Additional Information, which are available upon request.

In 2004, Forward Management recouped $6,867 from the Forward Hoover Mini-Cap Fund Investor Class and $90,700 from the Forward Uniplan Real Estate Fund, for Forward Management’s reimbursements made to the respective Funds in prior years under the applicable expense limitation agreement.

Examples

The examples that follow are intended to help you compare the cost of investing in the Investor Class shares of the Forward Funds with the cost of investing in other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, your investment has an average annual return of 5%, all dividends and distributions are reinvested, and the Forward Funds’ annual operating expenses remain as stated in the table on page D-1 throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions. These examples are only an estimate – actual expenses and performance may vary. Expenses of other classes will differ to the extent the operating expenses of the classes differ.

Fund	1 year	3 years	5 years	10 years
Forward Hoover Small Cap Equity Fund	181	564	973	2,114
Forward Hoover Mini-Cap Fund	198	666	1,161	2,524
Forward Global Emerging Markets Fund	201	891	1,604	3,497
Forward Hansberger International Growth Fund	174	618	1,089	2,391
Forward International Small Companies Fund	149	629	1,137	2,533
Forward Uniplan Real Estate Investment Fund	188	582	1,001	2,169
Sierra Club Stock Fund	173	744	1,341	2,958
Sierra Club Balanced Fund	175	603	1,056	2,314

D-2

APPENDIX E

DIRECTORS OF THE COMPANY AND NOMINEES

NON-INTERESTED DIRECTORS:

Name, Address, and Age*	Position(s) Held with the Company	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director***
Kenneth V. Domingues Age: 72	Director	Since 2003	Financial Consultant, Securities Arbitrator, Expert Witness, Estate and Trust Administrator (1999-present); Technical Consultant to the California State Board of Accountancy (2002-present); Chief Accountant, Division of Investment Management, U.S. Securities and Exchange Commission (1998-1999); Senior Vice President and Chief Financial Officer, Franklin Templeton Group, an investment management company (1987-1997).	9	None.

Haig G. Mardikian Age: 57	Director	Since 1998	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971-present); a General Partner of M&B Development, a real estate investment business (1983-present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983-2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1989-present); Vice Chairman and Trustee of the William Saroyan Foundation (1992-present); Managing Director of the United Broadcasting Company, radio broadcasting (1983-2001); Chairman and Director of SIFE Trust Fund (1978-2002); Director of the Downtown Association of San Francisco (1982-present); Director of the Market Street Association (1982-present); Trustee of the International House, University of California at Berkeley (2001-present); Trustee of Trinity College (1998-present); Trustee of the Herbert Hoover Presidential Library (1997-present); Trustee of the Herbert Hoover Foundation (2002-present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997-present).	9	None.

Name, Address, and Age*	Position(s) Held with the Company	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director***
Leo T. McCarthy Age: 74	Director	Since 1998	President, The Daniel Group, an investment sole proprietorship (January 1995-present); and Director, Accela, Inc., a software company (March 1998-present).	9	Director, Linear Technology Corporation, a manufacturing company (July 1994-present).

Donald O’Connor Age: 68	Director	Since 2000	Financial Consultant (1997-present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (May 1969-June 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1989-1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964-1969).	9	Trustee of the Advisors Series Trust (15) (1997-present).

*	Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company’s Articles of Incorporation.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

INTERESTED DIRECTORS:

Name, Address, and Age	Position(s) Held with the Company	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director***
J. Alan Reid, Jr. **** Age: 42	President, Director	Since 2001	President of Forward Management, LLC, an investment adviser (“Forward Management,” formerly known as Webster Investment Management Co., LLC) (April 2001-present); President, ReFlow Management, an investment services company (2001-present); President, Sutton Place Management, a human resources service company (2001-present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999-2001); Vice President of the Board of Directors of Centerpoint, a public health and welfare organization (January 1997-present); Advisory Board Member, Finaplex, a software company (2002-present); Advisory Board of SunGard Expert Solutions (1998 to present).	9	Director of FOLIOfn (2002-present); Director of Legato Capital Management, an investment management company (2004-present).

DeWitt F. Bowman***** Age: 74	Director	Since 2000	Principal, Pension Investment Consulting, a consulting company (February 1994-present); Trustee, Pacific Gas & Electric NDT, a nuclear decommissioning trust (March 1994 to present); Interim Treasurer and Vice President for Investments, Regents of the University of California (September 2000-April 2001); Treasurer, Edgewood Center for Children and Families, a non-profit care center (March 1994 to March 2004); Treasurer, Pacific Pension Institute, a non-profit education organization (June 1994 to June 2002); Director, Episcopal Dioceses of California, a non-profit religious organization (June 1994 to present).	9	Trustee, Brandes Inst. International Fund, a mutual fund (May 1994 to present); Director, Dresdner/RCM Global Funds (December 1995 to March 2002); Trustee, PCG Private Equity Fund (May 1998 to present); Director, RREEF America REIT (May 1994 to present); Director, RREEF America III REIT (December 2002 to present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Wilshire Mutual Funds (March 1996 to present).

*	Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company’s Articles of Incorporation.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
****	Mr. Reid is considered an interested director because he acts as President of the Investment Advisor and holds other positions with an affiliate of the Company.
*****	Mr. Bowman is considered an interested director because he is affiliated with a company that has provided, or in the future may provide, consulting services to Forward Management, LLC.

APPENDIX F

FORM OF AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

FORWARD FUNDS, INC.

AGREEMENT, effective as of [            ], 2005, between Forward Management, LLC (“Forward Management” or the “Investment Advisor”) and Forward Funds, Inc. (the “Corporation”) on behalf of the series of the Corporation listed on Exhibit A (the “Funds”).

WHEREAS, the Corporation is a Maryland corporation of the series type organized under Articles of Incorporation dated October 3, 1997 (the “Articles”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company, and the Funds are series of the Corporation; and

WHEREAS, the Investment Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Corporation and the Investment Advisor as follows:

1. Appointment. The Investment Advisor is hereby appointed to act as investment adviser to the Funds for the periods and on the terms set forth in this Agreement. The Investment Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Investment Advisory Duties. Subject to the supervision of the Directors of the Corporation, the Investment Advisor will: (a) provide a program of continuous investment management for the Funds with regard to the Funds’ investment of their assets (the “Portfolios”) in accordance with the Funds’ investment objectives, policies and limitations as stated in the Funds’ prospectus and statement of additional information included as part of the registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”), as they may be amended from time to time, copies of which shall be provided to the Investment Advisor by the Corporation; (b) make investment decisions for the Funds with regard to the Portfolios, including, but not limited to, the selection and management of investment sub-advisers for the Funds, in which case any of the duties of the Investment Advisor set forth herein may be delegated to such investment sub-advisers subject to approval by the Board of Directors; (c) if investment sub-advisers are appointed with respect to the Funds, monitor and evaluate the performance of the investment sub-advisers under their respective sub-advisory agreements in light of the investment objectives and policies of the respective Fund, and render to the Directors such periodic and special reports related to such performance monitoring as the Directors may reasonably request, and analyze and recommend changes in investment sub-advisers as the Investment Advisor may deem appropriate; (d) place orders to purchase and sell investments in the Portfolios for the Funds; and (e) provide office space, secretarial and clerical services and wire and telephone services necessary to provide the investment advisory duties set forth in this Section 2.

In performing its investment management services to the Funds under the terms of this Agreement, the Investment Advisor will provide the Funds with ongoing investment guidance and policy direction.

The Investment Advisor further agrees that, in performing its duties hereunder, it will:

(a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board of Directors;

(b) use reasonable efforts to manage the Portfolios so that the Funds will qualify, and continue to qualify, as regulated investment companies under Subchapter M of the Code and regulations issued thereunder;

(c) place orders pursuant to its investment determinations for the Funds in accordance with applicable policies expressed in the Funds’ Prospectus and/or Statement of Additional Information, established through written guidelines determined by the Corporation and provided to the Investment Advisor, and in accordance with applicable legal requirements;

(d) furnish to the Corporation whatever statistical information the Corporation may reasonably request with respect to the Portfolios. In addition, the Investment Advisor will keep the Corporation and the Directors informed of developments materially affecting the Portfolios and shall, on the Investment Advisor’s own initiative, furnish to the Corporation from time to time whatever information the Investment Advisor believes appropriate for this purpose;

(e) make available to the Corporation’s administrator, PFPC Inc. (the “Administrator”), and the Corporation, promptly upon their request, such copies of its investment records and ledgers with respect to the Portfolios as may be required to assist the Administrator and the Corporation in their compliance with applicable laws and regulations. The Investment Advisor will furnish the Directors with such periodic and special reports regarding the Funds as they may reasonably request;

(f) meet quarterly with the Corporation’s Board of Directors to explain its investment management activities, and any reports related to the Portfolios as may reasonably be requested by the Corporation;

(g) immediately notify the Corporation in the event that the Investment Advisor or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Investment Advisor from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Investment Advisor further agrees to notify the Corporation immediately of any material fact known to the Investment Advisor respecting or relating to the Investment Advisor that is not contained in the Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect; and

(h) in making investment decisions for the Portfolios, use no material non-public information that may be in its possession or in the possession of any of its affiliates, nor will the Investment Advisor seek to obtain any such information.

3. Investment Guidelines. The Corporation shall supply the Investment Advisor with such information as the Investment Advisor shall reasonably require concerning the Funds’ investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Portfolios.

4. The Investment Advisor is responsible for decisions to buy and sell securities and other investments for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Investment Advisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the Registration Statement, or other factors that may be specified by the Board. The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Investment Advisor in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or other applicable law, the Investment Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Investment Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Investment Advisor’s overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Investment Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to the Investment Advisor if it is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”), to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Fund, the Investment Advisor or an affiliate of the Investment Advisor. Such allocation shall be in such amounts and proportions as the Investment Advisor shall determine consistent with the above standards, and the Investment Advisor will report on said allocation regularly to the Board if and as required under applicable law or regulation, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5. Compensation. For its investment advisory services specified in Section 2 of this Agreement, the Corporation agrees to pay annual fees to the Investment Advisor equal to the amounts listed opposite the respective Fund on Exhibit A. Fees shall be computed and accrued daily and paid monthly based on the average daily net asset value of shares of the Funds as determined according to the manner provided in the then-current prospectus of the Funds. The Investment Advisor shall be responsible for compensating any investment sub-advisers employed by the Funds.

6. Fees and Expenses. The Investment Advisor shall not be required to pay any expenses of the Funds other than those specifically allocated to the Investment Advisor in this Agreement. In particular, but without limiting the generality of the foregoing, the Investment Advisor shall not be responsible for the following expenses of the Funds: organization and certain offering expenses of the Funds (including out-of-pocket expenses, but not including the Investment Advisor’s overhead and employee costs in providing the services specified in Section 2 of this Agreement); fees payable to the Investment Advisor and to any other of the Funds’ advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Corporation in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Corporation’s officers and employees; fees and expenses of the Funds’ Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Funds; expenses of establishing or implementing the Funds’ compliance program; expenses, salaries, or other costs of any officers of the Corporation, including, but not limited to any officers of the Funds who may also be officers, employees, or other affiliates of the Investment Advisor; payments to the Administrator for maintaining the Funds’ financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Funds; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Funds for sale; freight, insurance and other charges in connection with the shipment of the Funds’ portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Funds, or of entering into other transactions or engaging in any investment practices with respect to the Funds; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; costs of stockholders’ and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Funds’ businesses) of officers, directors and employees of the Corporation with respect to matters concerning the Funds (including officers, directors or employees of the Corporation who are “interested persons” of the Investment Advisor) as may be agreed upon between the Corporation and the Investment Advisor.

Notwithstanding anything herein to the contrary, the Investment Advisor may, if requested: (a) furnish to the Funds the services of its employees and agents in the management and conduct of the corporate business and affairs of the Corporation, provided that the Investment Advisor may be compensated for providing such services as agreed to between the Investment Advisor and the Corporation from time to time pursuant to a support services or similar agreement; (b) provide the services of its officers or employees as officers or administrative executives of the Corporation (including but not limited to the Chief Compliance Officer of the Corporation and any compliance staff) and the services of any Directors of the Corporation who are “interested persons” of the Corporation or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations, provided that the Investment Advisor may be compensated for providing such services as agreed to between the Investment Advisor and the Corporation from time to time pursuant to a support services or similar agreement; and (c) provide office space, secretarial and clerical services and wire and telephone services, and monitor and review Corporation contracted services and expenditures pursuant to the distribution plans of the Funds, provided that, other than with respect to the services specified in Section 2(e) of this Agreement, the Investment Advisor may be compensated for providing such services as agreed to between the Investment Advisor and the Corporation from time to time pursuant to a support services or similar agreement.

7. Books and Records. The Investment Advisor agrees to maintain such books and records with respect to its services to the Funds as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Investment Advisor also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Corporation and will be surrendered promptly to the Corporation upon its request. The Investment Advisor further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Funds are being conducted in accordance with applicable laws and regulations.

8. Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Funds are adhered to, the Corporation agrees that the Investment Advisor may aggregate sales and purchase orders of securities held in the Funds with similar orders being made simultaneously for other accounts managed by the Investment Advisor or with accounts of the affiliates of the Investment Advisor, if in the Investment Advisor’s reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Corporation acknowledges that the determination of such economic benefit to the Funds by the Investment Advisor represents the Investment Advisor’s evaluation that the Funds are benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

9. Liability. The Investment Advisor shall not be liable to the Corporation for the acts or omissions of any other fiduciary or other person respecting the funds or for anything done or omitted by the Investment Advisor under the terms of this Agreement if the Investment Advisor shall have acted in good faith and shall have exercised the degree of prudence, competence and expertise customarily exhibited by managers of institutional portfolios. Nothing in this Agreement shall in any way constitute a waiver or limitation of any rights which may not be so limited or waived in accordance with applicable law.

10. Services Not Exclusive. It is understood that the services of the Investment Advisor are not exclusive, and that nothing in this Agreement shall prevent the Investment Advisor from providing similar services to other investment companies or to other series of investment companies, including the Corporation (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Investment Advisor’s ability to meet its obligations to the Funds hereunder. When the Investment Advisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Investment Advisor recommends the purchase or sale of the same security for the Funds, it is understood that in light of its fiduciary duty to the Funds, such transactions will be executed on a basis that is fair and equitable to the Funds. If the Investment Advisor provides any advice to its clients concerning the shares of the Funds, the Investment Advisor shall act solely as investment counsel for such clients and not in any way on behalf of the Corporation or the Funds.

11. Duration and Termination. This Agreement shall continue with respect to each of the Funds, until [                                ], and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Directors or (ii) a vote of a “majority” (as defined in the 1940 Act) of a Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty with respect to a Fund upon the vote of a majority of the Directors or by vote of the majority of that Fund’s outstanding voting securities, upon sixty (60) days’ written notice to the Investment Advisor or (b) by the Investment Advisor at any time without penalty, upon sixty (60) days’ written notice to the Corporation. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any termination of this Agreement will be without prejudice to the completion of transactions already initiated by the Investment Advisor on behalf of the Funds at the time of such termination. The Investment Advisor shall take all steps reasonably necessary after such termination to complete any such transactions and is hereby authorized to take such steps.

12. Amendments. This Agreement may be amended at any time but only by the mutual agreement of the parties, and consistent with the requirements of the 1940 Act.

13. Proxies. Unless the Corporation gives written instructions to the contrary, the Investment Advisor shall vote all proxies solicited by or with respect to the issuers of securities in the Portfolios. The Investment Advisor shall maintain a record of how the Investment Advisor voted and such record shall be available to the Corporation upon its request. The Investment Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Funds’ shareholders.

14. Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

If to the Corporation:

Forward Funds, Inc.:

433 California Street, Suite 1100

San Francisco, CA 94104

If to the Investment Advisor:

Forward Management, LLC

433 California Street, Suite 1100

San Francisco, CA 94104

15. Confidential Information. The Investment Advisor shall maintain the strictest confidence regarding the business affairs of the Funds. Written reports furnished by the Investment Advisor to the Corporation shall be treated by the Corporation and the Investment Advisor as confidential and for the exclusive use and benefit of the Corporation except as disclosure may be required by applicable law.

16. Use of Names. It is understood that the names “Forward Funds, Inc.,” “Forward Management,” and “Forward Funds” or any derivative thereof or logo associated with those names are the valuable property of the Investment Advisor and its affiliates, and that the Fund and/or the Fund have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Fund and/or Fund. Upon termination of this Agreement, the Fund (or Fund) shall forthwith cease to use such names (or derivatives or logos) and, in the case of the Fund, shall promptly amend its Articles of Incorporation to change its name (if such name is included therein) and remove Forward Funds logos.

17. Corporation Obligation. A copy of the Corporation’s Articles of Incorporation, as amended, is on file with the State of Maryland and notice is hereby given that this Agreement has been executed on behalf of the Corporation by a Director or officer of the Corporation in his or her capacity as such and not individually. The obligations of this Agreement shall only be binding upon the assets and property of the Corporation and shall not be binding upon any trustee, officer or shareholder of the Corporation individually. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Fund shall be enforceable against the assets and property of that Fund only, and not against the assets or property of any other series of the Corporation, or against any of the Directors, officers, employees or shareholders of the Corporation individually.

18. Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) Concurrently with the execution of this Agreement, the Investment Advisor is delivering to the Corporation a copy of Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission. The Corporation hereby acknowledges receipt of such copy.

(c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(e) Nothing herein shall be construed as constituting the Investment Advisor as an agent of the Corporation or the Funds.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of [            ], 2005.

FORWARD FUNDS, INC.

By:
Name:
Title:
FORWARD MANAGEMENT, LLC

By:
Name:
Title:

Exhibit A

Fund	Advisory Fee
Forward Hoover Small Cap Equity Fund	1.05%

Forward Global Emerging Markets Fund	1.25%

Forward Hansberger International Growth Fund	0.85% up to $50 million 0.75% over $50 million up to $100 million 0.65% over $100 million up to $250 million 0.60% over $250 million up to $500 million 0.55% over $500 million

Forward International Small Companies Fund	1.00%

Forward Uniplan Real Estate Investment Fund	0.85% up to $100 million 0.80% over $100 up to $500 million 0.70% over $500 million

Forward Hoover Mini-Cap Fund	1.05%

Forward Legato Fund	1.00% up to $500 million 0.85% over $500 million

Sierra Club Stock Fund	1.00%

Sierra Club Equity Income Fund	0.94%

APPENDIX G

EXECUTIVE OFFICERS OF THE COMPANY

Name, Address, and Age	Position(s) Held with the Company	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jeremy Deems 433 California Street Suite 1010 San Francisco, CA 94104 Age: 28	Treasurer	Indefinite term; served since 2004	Chief Financial Officer at Forward Management since 2004; Controller at Forward Management (2000-2004).	N/A	N/A

Lori V. O’Shaughnessy 4400 Computer Drive Westborough, MA 01581 Age: 33	Secretary	Indefinite term; served since 2003	Associate Counsel at PFPC Inc. since 2002; Associate Counsel at Investors Bank & Trust Company, a financial service provider (2001-2002); Manager in the Regulatory Administration Department of PFPC Inc. (1998-2001).	N/A	N/A

Mary Curran 433 California Street San Francisco, CA 94104 Age: 57	Chief Compliance Officer	Since 2004	General Counsel at Sutton Place Management since 2002; General Counsel at Morgan Stanley Online (1997-2002).	N/A	N/A

G-1

APPENDIX H

FUND SHARES OWNED BY DIRECTORS AND NOMINEES

Information as of December 31, 2004

INDEPENDENT DIRECTORS

Name of Director	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Kenneth V. Domingues[1]

Forward Hoover Small Cap Equity Fund

Forward International Small Companies Fund

Forward Hansberger International Growth Fund

Forward Hoover Mini-Cap Fund

Forward Global Emerging Markets Fund

Forward Uniplan Real Estate Investment Fund

Forward Legato Fund

Sierra Club Equity Income Fund

Sierra Club Stock Fund

		C D A A A A A A A	E

Haig G. Mardikian

Forward Hoover Small Cap Equity Fund

Forward International Small Companies Fund

Forward Hansberger International Growth Fund

Forward Hoover Mini-Cap Fund

Forward Global Emerging Markets Fund

Forward Uniplan Real Estate Investment Fund

Forward Legato Fund

Sierra Club Equity Income Fund

Sierra Club Stock Fund

		C A B A A B A A C	D

Name of Director	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Leo T. McCarthy

Forward Hoover Small Cap Equity Fund

Forward International Small Companies Fund

Forward Hansberger International Growth Fund

Forward Hoover Mini-Cap Fund

Forward Global Emerging Markets Fund

Forward Uniplan Real Estate Investment Fund

Forward Legato Fund

Sierra Club Equity Income Fund

Sierra Club Stock Fund

		C A A A A A A A A	C

Donald O’Connor

Forward Hoover Small Cap Equity Fund

Forward International Small Companies Fund

Forward Hansberger International Growth Fund

Forward Hoover Mini-Cap Fund

Forward Global Emerging Markets Fund

Forward Uniplan Real Estate Investment Fund

Forward Legato Fund

Sierra Club Equity Income Fund

Sierra Club Stock Fund

		E A A A A A A A A	E

INTERESTED DIRECTORS

Name of Director	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
J. Alan Reid, Jr.

Forward Hoover Small Cap Equity Fund

Forward International Small Companies Fund

Forward Hansberger International Growth Fund

Forward Hoover Mini-Cap Fund

Forward Global Emerging Markets Fund

Forward Uniplan Real Estate Investment Fund

Forward Legato Fund

Sierra Club Equity Income Fund

Sierra Club Stock Fund

		E C D C C C A B C	E
DeWitt F. Bowman

Forward Hoover Small Cap Equity Fund

Forward International Small Companies Fund

Forward Hansberger International Growth Fund

Forward Hoover Mini-Cap Fund

Forward Global Emerging Markets Fund

Forward Uniplan Real Estate Investment Fund

Forward Legato Fund

Sierra Club Equity Income Fund

Sierra Club Stock Fund

		A A A A A A A A A	A

*	Key to Dollar Ranges
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	Over $100,000
[1]	Mr. Kenneth V. Domingues became a Director of the Company on June 5, 2003.
[2]	The Forward Hoover Mini-Cap Fund commenced operations on January 1, 2003.

APPENDIX I

FORWARD FUNDS, INC.

AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be an audit committee of the Board of Directors of Forward Funds, Inc. (the “Company”) which shall be composed exclusively of independent directors, at least one of whom may be considered an “audit committee financial expert” as that term may be defined pursuant to SEC rule or regulation from time to time. The members should select from their number a chairperson.

PURPOSE

The purposes of the audit committee are:

(a) to oversee the accounting and financial reporting policies and practices of the Company’s series (the “Funds”), their internal controls and, as appropriate, the internal controls of certain service providers;

(b) to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof;

(c) to act as a liaison between the Funds’ independent auditors and the full Board of Directors; and

(d) to oversee the qualifications, independence and performance of the Company’s independent auditors.

The function of the audit committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit in accordance with generally accepted auditing standards.

DUTIES AND RESPONSIBILITIES

The audit committee shall:

1. recommend the selection, retention and termination of auditors;

2. review the scope of the proposed audit each year, the audit procedures to be utilized and the proposed audit fees. At the conclusion of such audit, the committee will review such audit with the independent auditors, including any comments or recommendations;

3. ensure receipt from the auditors of a formal written statement delineating the relationship between the auditors and the Funds and evaluate the independence of the auditors;

4. as part of its evaluation of the independence of the Company’s independent auditor, review (i) the fees paid to the Company’s independent auditor by the Company’s manager and its affiliates for audit and non-audit services, and (ii) the hiring of employees or former employees of the Company’s independent auditor by the Company’s manager and its affiliates.

5. meet with the Funds’ auditors, at least once a year and more often if required, to review the conduct and results of each external audit of the Funds’ financial statements, including

(a) the auditor’s audit of the Funds’ annual financial statements including footnotes and its report thereon, including any significant audit findings;

(b) the auditor’s reasoning in accepting or questioning significant estimates by management;

(c) the auditor’s views as to the adequacy of disclosures in the Funds’ financial statements in relation to generally accepted accounting principles;

(d) any serious difficulties or disputes with management encountered during the course of the audit;

(e) any changes in accounting principles or practices proposed by management or the auditors;

(f) any significant changes to the audit plan; and

(g) other matters related to the conduct of the audit which are to be communicated to the audit committee under generally accepted auditing standards;

5. report its findings to the Board on a regular and timely basis;

6. review results of regulatory examinations, as needed;

7. review the fees charged by the auditors for audit and non-audit services;

8. investigate improprieties or suspected improprieties in fund operations that are brought to the audit committee’s attention;

9. pre-approve all auditing services and permissible non-auditing services to be provided to the Company by the auditor and pre-approve the auditor’s engagement for non-audit services to the investment manager and its control affiliates where such services relate directly to the operations and financial reporting of the Company;

10. review and evaluate the lead audit partner and assure regular rotation of the lead audit partner as required by law;

11. review with the Board, on a periodic basis, the Committee members’ education and experience so that the Board can make the determination, in compliance with its obligations under the federal securities laws, as to whether or not any of the Committee members may be considered to be an “audit committee financial expert” as that term may be defined pursuant to SEC rule or regulation from time to time;

12. meet periodically with the auditors in separate executive sessions to discuss any matters that the audit committee or the auditors believes should be discussed privately; and

13. authorize and oversee investigations into any matters within the audit committee’s scope of responsibilities.

AUTHORITY

The audit committee shall have unrestricted access to the Directors of the Company, the independent auditors, and the executive and financial management of the Funds.

The audit committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain at the Company’s expense and receive the advice and assistance of such legal, accounting, and other experts as it may deem necessary in connection with its work.

PROCESS

The audit committee performs its functions under this Charter on the basis of information provided or representations made to it by the Company’s independent auditor, management, other service providers, or legal counsel, without independent verification.

The audit committee shall meet on a regular basis, but not less than annually. Special meetings shall be called as circumstances require. Minutes of all meetings of the audit committee shall be submitted to the Board of Directors of the Company.

COMMITTEE CHARTER

The audit committee shall review this Charter at least annually and recommend any changes to the full Board of Directors. The Charter, including any amendments thereto, shall be maintained in the records of the Company.

The foregoing Charter was reviewed and approved by the Audit Committee of the Company at a meeting held on December 4, 2003.

APPENDIX J

FORWARD FUNDS, INC.

NOMINATING COMMITTEE CHARTER

I. Nominating Committee Membership and Other Qualifications

No member of the Nominating Committee (the “Committee”) shall be an “interested person” of Forward Funds, Inc. (the “Fund”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). The President and other officers of the Fund, and interested directors, although not members of the Committee, will cooperate with the Committee by identifying potential candidates and recruiting them for the Board of Directors (the “Board”) and for executive offices of the Fund, and otherwise assisting the Committee to discharge its responsibilities, as the Committee may deem appropriate. However, the Committee retains the exclusive authority to nominate independent director candidates.

The members of the Committee shall be elected by the Board annually and shall serve until their successors shall be duly elected and qualified.

II. Purpose of the Committee

The purpose of the Committee is to promote the effective participation of qualified individuals on the Board, Committees of the Board, and as executive officers of the Fund, and to review, evaluate, and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund.

III. Duties of the Committee

1. The Committee shall make nominations for directors and officers of the Fund and submit such nominations to the full Board. In the event of any vacancies on or additions to the Board, the Committee shall oversee the process for identification, evaluation and nomination of potential candidates to serve on the Board. The Committee shall evaluate candidates’ qualifications for such positions and, in the case of candidates for independent director positions, their independence from the Fund’s investment adviser and other principal service providers. Persons selected as independent directors must not be “interested persons” of the Fund as that term is defined in the 1940 Act. The Committee may seek suggestions for independent Board member nominees from any person. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider the factors set forth in this paragraph 1 and in paragraph 2 below, and, with respect to nominees presented by a shareholder, paragraph 3 below, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. The Committee may consider the candidate’s potential contribution in terms of experience and background to the operation of the Board and its committees; the candidate’s other commitments and the impact such commitments may have to his/her service to the Fund; whether the independent Board member could qualify as an “audit committee financial expert” and any such factors as it may deem relevant. The Committee may also consider the views of the Fund’s investment adviser (or affiliates of the investment adviser).

2. To qualify as a nominee for the Board, individuals, at the time of nomination, should have: (a) substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the Funds and protecting the interests of the Funds’ shareholders; and (b) a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant. Nominees must satisfy all qualifications, if any, provided in the Fund’s organizational documents, and shall also have no felony convictions or felony or misdemeanor convictions involving the purchase or sale of a security. No person shall be qualified to be a Board member unless the Committee has determined that such person, if elected as a Board member, would not cause the applicable Fund to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the Fund’s organizational documents, or (c) any general policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be comprised of independent Board members.

3. Shareholders may submit for the Committee’s consideration recommendations regarding potential independent Board member nominees. Each eligible shareholder or shareholder group may submit no more than one independent Board member nominee each calendar year.

(a) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(i) The nominee must satisfy all qualifications provided herein and in the Fund’s organizational documents, including qualification as a possible independent Board member.

(ii) The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.1

(iii) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(iv) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(v) The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi) The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(vii) A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

(b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(i) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.” This subparagraph shall not apply to the Nominating Committee or its members.

(ii) The nominating shareholder or shareholder group must not qualify as an adverse holder. In other words, if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Securities Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

[1]	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

(c) Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary, which must include:

(i) the shareholder’s contact information;

(ii) the nominee’s contact information and the number of Fund shares owned by the proposed nominee;

(iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act; and

(iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Committee and the Fund’s Board.

It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

4. The Committee shall evaluate the participation and contribution of each director coming to the end of his or her term before deciding whether to recommend reelection. The Committee may seek the views of other directors to assist them in this evaluation.

5. The Committee shall periodically review as it deems necessary the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

6. The Committee shall periodically review as it deems necessary director compensation and shall recommend any appropriate changes to the Board as a group.

7. The Committee shall periodically review as it deems necessary issues related to the succession of officers of the Fund, including the Chairman of the Board.

8. The Committee shall make nominations for membership on all committees of the Board and submit such nominations to the full Board, and shall review committee assignments as necessary.

9. The Committee shall review as it deems necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make recommendations for any such action to the full Board.

IV. Operations of the Committee

1. The Committee shall meet at least annually, and is authorized to hold special meetings as circumstances warrant.

2. The Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws.

3. The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

4. The Committee may select one of its members to be the chair.

5. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

6. Upon the recommendation of the Committee, the Board shall adopt and approve this Charter and may amend it and may approve exceptions to the Charter from time to time. The Committee shall review this Charter at least annually and recommend to the Board any changes the Committee deems appropriate or necessary.

7. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention items.

The foregoing Charter was reviewed and approved by the Nominating Committee of the Company at a meeting held on February 2, 2005.

APPENDIX K

FORM OF UNIPLAN INVESTMENT SUB-ADVISORY AGREEMENT

FORWARD FUNDS, INC.

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, effective as of [                    ], 2005, among Forward Uniplan Advisors, Inc. (the “Sub-Adviser”), Forward Management, LLC (the “Adviser”) and Forward Funds, Inc. (the “Company”), on behalf of the Sierra Club Balanced Fund (the “Balanced Fund”), a series of the Company.

WHEREAS, the Company is a Maryland corporation of the series type organized under Articles of Incorporation dated October 3, 1997 (the “Articles”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, diversified management investment company, and the Fund is a series of the Company; and

WHEREAS, the Adviser has been retained by the Company to provide investment advisory services to the Fund with regard to the Fund’s investments as further described in the Company’s registration statement on Form N-1A (the “Registration Statement”) and pursuant to an Investment Management Agreement dated December 31, 2002 (“Investment Management Agreement”); and

WHEREAS, the Adviser has entered into a Securities Industry Licensing Agreement dated August 19, 2002 with the Sierra Club (the “Sierra Club Agreement”) to operate certain mutual funds that use the Sierra Club’s investment screen, marks and other content; and

WHEREAS, the Fund has been organized to serve as one of the first exclusive environmentally branded mutual fund products of the Company for which the investment activities will be conducted in a manner consistent with the principles and standards espoused by the Sierra Club; and

WHEREAS, the Company’s Board of Directors (the “Directors”), including a majority of the directors who are not “interested persons,” as defined in the 1940 Act, and the Fund’s stockholders have approved the appointment of the Sub-Adviser to perform certain investment advisory services for the Company, on behalf of the Fund pursuant to this Sub-Advisory Agreement and as described in the Registration Statement and the Sub-Adviser is willing to perform such services for the Fund; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Company and the Sub-Adviser as follows:

1. Appointment. The Adviser hereby appoints the Sub-Adviser to perform advisory services to the Fund for the periods and on the terms set forth in this Sub-Advisory Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Investment Advisory Duties. Subject to the supervision of the Directors and the Adviser, the Sub-Adviser will, in coordination with the Adviser as described below, (a) provide a program of continuous investment management for the Fund; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund. The Sub-Adviser will provide the Adviser with a list of any potential investments not already on the then-current list of Environmentally Qualified Investments, as defined below. The Adviser will then evaluate those potential investments using applicable environmental screens and other criteria used by the Adviser or required by the Sierra Club for the purpose of preliminarily determining which investments the Adviser believes are acceptable. The Adviser will then submit those preliminary investments to the Sierra Club to review and approve or reject based on the Sierra Club’s application of its proprietary environmental screens and criteria. The investments that pass the Adviser’s and the Sierra Club’s environmental screening for use by the Sub-Adviser are referred to as “Environmentally Qualified Investments.” In performing its sub-advisory responsibilities under this Agreement for the Fund, the Sub-Adviser agrees to manage the Fund’s investments according to the Fund’s investment objectives, policies and limitations as stated in the Fund’s Prospectus and Statement of Additional Information included as part of the Fund’s then-current Registration Statement filed with the Securities and Exchange Commission, as it may be amended from time to time (the “Registration Statement”). The Sub-Adviser agrees to select among only those investments contained on the then-current list of Environmentally Qualified Investments, or investments that are government securities (within the meaning of Section 2(a)(16) of the 1940 Act, “Government Securities”). The Adviser agrees to make available to the Sub-Adviser an updated list of Environmentally Qualified Investments, which may be revised from time to time, promptly after the list is revised. Notwithstanding anything to the contrary in this paragraph, the Sub-Adviser will submit to the Adviser for consideration or purchase only those potential investments that the Sub-Adviser reasonably believes in good faith are not environmentally offensive.

In performing its investment management services to the Fund under the terms of this Agreement, the Sub-Adviser will provide the Fund with ongoing investment guidance and policy direction.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors, as they may be amended from time to time, copies of which shall be provided to the Sub-Adviser by the Adviser promptly after adoption by the Directors;

(b) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder; provided, however, the Sub-Adviser shall not be responsible for the tax effect or decisions made by any other person;

(c) place orders pursuant to its investment determinations for the Fund, in accordance with applicable policies expressed in the Fund’s then-current Prospectus and/or Statement of Additional Information, established through written guidelines determined by the Fund and provided in writing to the Sub-Adviser;

(d) furnish to the Company and the Adviser whatever statistical information and other reports the Company or the Adviser may reasonably request with respect to the Fund’s assets or contemplated investments. In addition, the Sub-Adviser will keep the Adviser informed of developments that, in the Sub-Adviser’s reasonable judgment, materially affect the Fund’s portfolios and shall, on the Sub-Adviser’s own initiative, furnish to the Adviser from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

(e) make available to the Fund’s administrator, PFPC Inc. (the “Administrator”), the Adviser and the Company, promptly upon their request and at the reasonable expense of the Company, such copies of their investment records and ledgers with respect to the Fund as may be required to assist the Adviser, the Administrator and the Company in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Directors, the Administrator, the Adviser and the Company with such periodic and special reports regarding the Fund as they may reasonably request;

(f) meet quarterly with the Adviser and the Company’s Board of Directors to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Adviser and/or the Company;

(g) immediately notify the Adviser and the Company if the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Sub-Advisory Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission (“SEC”) or other regulatory authority. The Sub-Adviser further agrees to notify the Company and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect;

(h) immediately notify the Adviser if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, the termination or failure to renew advisory contracts within any six-month period with the Sub-Adviser with respect to 20% or more of its assets under management, or the departure of senior investment professionals involved in the Sub-Adviser’s investment management activities under this Agreement to the extent such professionals are not replaced promptly with professionals of comparable experience and quality; and

(i) in making investment decisions for the Fund, not knowingly use material non-public information that may be in its possession or in the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information.

3. Futures and Options. The Sub-Adviser’s investment authority shall include, to the extent permitted under Section 2, the authority to purchase, sell, cover open positions, and generally to deal in financial futures contracts and options thereon.

The Sub-Adviser is authorized to: (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as “Brokerage Accounts”) on behalf of and in the names of the Fund; and (ii) execute for and on behalf of the Fund’s Brokerage Accounts, standard customer agreements with a broker or brokers. The Sub-Adviser may, using such of the securities and other property in the Brokerage Accounts as the Sub-Adviser deems necessary or desirable, direct the custodian to deposit on behalf of the Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.

4. Investment Guidelines. In addition to the information to be provided to the Sub-Adviser under Section 2 hereof, the Company or the Adviser shall promptly supply the Sub-Adviser with such other information as the Sub-Adviser shall reasonably require or request concerning the Fund’s investment policies, restrictions, limitations, tax positions, liquidity requirements and other information useful in managing the Fund’s investments.

The Sub-Adviser, from time to time in its discretion, may suggest additional securities and issuers to the Adviser. Notwithstanding anything to the contrary in this paragraph, the Sub-Adviser will submit to the Adviser for consideration only those potential investments that the Sub-Adviser reasonably believes in good faith are not environmentally offensive. The Adviser will inform the Sub-Adviser as to the appropriateness of such investments for addition to the list of Environmentally Qualified Investments.

5. Representations, Warranties and Covenants of the Company, Adviser and Sub-Adviser. The Company represents, warrants and covenants that (i) a copy of its Registration Statement together with all amendments thereto, is on file in the office of the U.S. Securities and Exchange Commission, (ii) the appointment of the Adviser has been duly authorized, (iii) the appointment of the Sub-Adviser has been duly authorized, and (iv) it has acted and will continue to act in conformity with all applicable laws.

The Adviser represents, warrants and covenants that (i) it is authorized to perform the services herein, (ii) the appointment of the Sub-Adviser has been duly authorized, and (iii) it has and will continue to act in conformity with all applicable laws.

The Sub-Adviser represents and warrants that (i) it is registered as an investment adviser with the SEC, and (ii) it is not barred by operation of law, or any rule, or order of the SEC or any other regulatory body from acting as an investment adviser.

6. Use of Securities Brokers and Dealers. Purchase and sale orders will be placed with brokers that are selected by the Sub-Adviser as able to achieve “best execution” of such orders. “Best execution” shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Sub-Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Fund, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or the Sub-Adviser’s overall responsibilities to the Sub-Adviser’s discretionary accounts.

Neither the Sub-Adviser nor any parent, subsidiary or related firm shall act as a securities broker with respect to any purchases or sales of securities which may be made on behalf of the Fund, except as may be permitted under the 1940 Act. Unless otherwise directed by the Company or the Adviser in writing, the Sub-Adviser may utilize the service of whatever independent securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution.

7. Compensation. For the services specified in this Agreement, the Company agrees to pay compensation to the Sub-Adviser equal to an annual rate specified below for the Fund’s assets managed by the Sub-Adviser (the “Sub-Advisory Fee”). The Sub-Advisory Fee shall be computed and accrued daily and paid quarterly in arrears based on the average daily net asset value of the Fund as determined according to the manner provided in the then-current prospectus of the Fund.

Total Assets of the Fund Managed by the Sub-Adviser (annual rates apply to the portion of assets at the corresponding level)	Balanced Fund Assets (annual rates)
Less than $100 million	0.41%
$100 million to less than $250 million	0.32%
$250 million to less than $500 million	0.27%
$500 million and over	0.24%

8. Fees and Expenses. The Sub-Adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Sub-Adviser in this Section 8. In particular, but without limiting the generality of the foregoing, the Sub-Adviser shall not be responsible for the following expenses of the Fund: organization and offering expenses of the Fund; fees payable to the Sub-Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Company’s officers and employees; fees and expenses of the Fund’s Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the administrator for maintaining the Fund’s financial books and records and calculating daily net asset values; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing Prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; costs of stockholders’ and other meetings; and the compensation and all expenses (specifically including travel expenses relating to the Fund’s business) of officers, directors and employees of the Company.

9. Books and Records. The Sub-Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Company upon its request except that the Sub-Adviser may retain copies of such documents. The Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested by such authorities in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

10. Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Fund are adhered to, the Fund agrees that the Sub-Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or with accounts of the affiliates of the Sub-Adviser, if in the Sub-Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to the Fund taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Fund acknowledge that the determination of such economic benefit to the Fund by the Sub-Adviser represents the Sub-Adviser’s evaluation that the Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

11. Liability. Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons shall be liable to the Company, the Fund, its shareholders and/or any other person for the acts, omissions, errors of judgment and/or mistakes of law of any other fiduciary and/or person with respect to the Fund.

Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons or assigns shall be liable for any act, omission, error of judgment or mistake of law (whether or not deemed a breach of this Agreement) and/or for any loss suffered by the Company, the Fund, its shareholders and/or any other person in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Company, the Fund and/or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

The Company, on behalf of the Fund, hereby agrees to indemnify and hold harmless the Sub-Adviser, its directors, officers, employees, affiliates, agents and controlling persons (collectively, the “Indemnified Parties”) against any and all losses, claims damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Company or Fund, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended (the “1933 Act”), the 1934 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”) or other federal or state statutory law or regulation, at common law or otherwise. It is understood, however, that nothing in this paragraph 11 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Company, the Fund or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement.

12. Limited Exclusivity. The Sub-Adviser agrees that it will not provide similar services to any other mutual fund which holds itself out to the public as “Environmentally Qualified” or otherwise “Socially

Responsible” within the common meanings of those terms. Other than that, it is understood that the services of the Sub-Adviser are not exclusive, and that nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment advisory clients, including but not by way of limitation, investment companies or to other series of investment companies, including the Company (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser’s ability to meet its obligations to the Fund hereunder. When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. If the Sub-Adviser provides any advice to its clients concerning the shares of the Fund, the Sub-Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Company or the Fund.

The Sub-Adviser provides investment advisory services to numerous other investment advisory clients, including but not limited to other funds and may give advice and take action which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligations other than those imposed by law to purchase, sell or recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser, or the shareholders, officers, directors, employees or affiliates may purchase or sell for their own account or for the account of any client.

13. Materials. The Adviser shall not publish or distribute or allow the Fund to publish or distribute any advertising or promotional material regarding the provision of investment advisory services by the Sub-Adviser pursuant to this Agreement, without the prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld or delayed. If the Sub-Adviser has not notified the Adviser of its disapproval of sample materials within twenty (20) days after its receipt thereof, such materials shall be deemed approved. Materials substantially similar to materials approved on an earlier occasion shall also be deemed approved. The Sub-Adviser will be provided with any Registration Statements containing references or information with respect to the Sub-Adviser at least three business days before filing of same with any regulatory authority and afforded the opportunity to comment thereon. The Company agrees to make any changes to the information in any Registration Statement with respect to the Sub-Adviser as may be necessary so that there are no untrue statements of a material fact or omissions to state a material fact regarding the Sub-Adviser and its duties with respect to the Fund.

The Sub-Adviser shall not use any proprietary markings or materials of the Sierra Club, including, without limitation, the Sierra Club Marks (as defined below), without the prior written approval of the Adviser and the Sierra Club. “Sierra Club Marks” means the Sierra Club’s trademarks (including wordmarks, designs and logos), service marks, tradedress, taglines and tradenames used, adopted or otherwise protected by the Sierra Club.

14. Duration and Termination. This Agreement shall continue until December 31, 2006, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Directors or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Directors or by vote of the majority of the Fund’s outstanding voting securities, upon no more than sixty (60) and no fewer than twenty-five (25) days’ written notice to the Sub-Adviser; (b) by the Adviser at any time without penalty, upon no more than sixty (60) and no fewer than twenty-five (25) days’ written notice to the Sub-Adviser or (c) by the Sub-Adviser at any time without penalty, upon no more than sixty (60) and no fewer than thirty (30) days’ written notice to the Company. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Agreement will terminate automatically if the Investment Management Agreement terminates with respect to the Fund. The Adviser agrees to immediately notify the Sub-Adviser of the giving of or receipt of a notice with respect to the termination of the Investment Management Agreement with respect to the Fund, or, in the case of an automatic termination of that Agreement, the Adviser agrees to immediately notify the Sub-Adviser of that termination.

Further, the Adviser may terminate this Agreement upon the instruction or request by the Sierra Club at any time, notwithstanding the notice period stated above, based on past, present or future conduct of the Sub-Adviser in respect of environmental issues that the Sierra Club determines (i) constitutes a Termination Default (as defined below), (ii) violates Sierra Club environmental principles or standards, or (iii) results in an affiliation, relationship or dealings with an entity engaged in conduct, acts or omissions that are environmentally offensive in the judgment of the Sierra Club.

Any termination of this Agreement will be without prejudice to the completion of transactions already initiated by the Sub-Adviser on behalf of the Fund at the time of such termination. The Sub-Adviser shall take all steps reasonably necessary after such termination to complete any such transactions and is hereby authorized to take such steps.

“Termination Default” means (a) the purchase by the Fund of a security, other than a Government Security, (i) issued by an entity that was not on the then-current list of Environmentally Qualified Investments provided to the Sub-Adviser at or before the time of purchase, or (ii) not included among securities the Sierra Club or the Adviser has otherwise indicated in writing would be added to such a list, if such purchase of a security under (i) or (ii) is not promptly cured at no cost to the Fund within thirty (30) days after the Sub-Adviser receives notice of that improper purchase, or (b) except to the extent the Sub-Adviser has taken reasonable efforts to dispose of the affected security, the continued holding by the Fund of a security, other than a Government Security, issued by an entity that the Sierra Club has removed from the list of Environmentally Qualified Investments, provided the Sierra Club or the Adviser has given thirty (30) days’ prior written notice of such removal to the Sub-Adviser, if any such holding after removal from the list is not promptly cured at no cost to the Fund, or (c) events that are part of a sequence of violations of these prohibitions.

If there occurs an affiliation, relationship or dealing by the Sub-Adviser with an entity engaged in conduct, acts or omissions that are environmentally offensive in the judgment of the Sierra Club, and the Sierra Club gives the Adviser notice that the Sierra Club intends to exercise (or has exercised) its right to withdraw the license under the Sierra Club Agreement with respect to the Fund or the Sub-Adviser, the Adviser agrees to promptly notify the Sub-Adviser accordingly. After the Sub-Adviser receives that notice, the Sub-Adviser shall have the choice to do either of the following: (a) give written notice to the Adviser of termination of this Agreement with respect to the Fund at least twenty-five (25) days in advance, which will so terminate this Agreement at the conclusion of that 25-day period; or (b) waive its Sub-Advisory Fee with respect to the Fund and/or remit to Adviser amounts equal to the compensation payable by the Adviser to the Sierra Club under the Sierra Club Agreement with respect to a withdrawal of the license for that reason, which will be either the compensation that otherwise would have been payable by the Adviser to the Sierra Club for one (1) year had no termination occurred (based on assets upon termination), or the compensation payable by the Adviser to the Sierra Club under the Sierra Club Agreement with respect to a withdrawal of the license for that reason, which is one-half of the compensation that otherwise would have been payable by the Adviser to the Sierra Club for the term of the Sierra Club Agreement with respect to the Fund.

Subject to subparagraph (a) above, these requirements to waive the Sub-Advisory Fee and/or pay the Adviser as a result of the termination of this Agreement shall survive the termination of this Agreement.

15. Amendments. This Agreement may be amended at any time but only by the mutual agreement of the parties and, to the extent required by the 1940 Act, subject to receipt of requisite stockholder approval by the Company or applicable Fund.

16. Proxies. Unless the Company gives written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities held by the Fund. The Sub-Adviser shall maintain a record of how the Sub-Adviser voted and such record shall be available to the Company upon its request. The Sub-Adviser agrees to seek instructions from the Adviser (or its delegate) with respect to how it shall vote proxies a reasonable period before it is required to vote them. The Sub-Adviser acknowledges that it will be instructed to vote proxies in a manner that the Adviser believes best serves the interests of the Fund’s shareholders and that is consistent with the principles and standards espoused by the Sierra Club.

17. Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

If to the Company:

Forward Fund, Inc.

433 California Street, Suite 1100

San Francisco, CA 94104

If to the Sub-Adviser:

Forward Uniplan Advisors, Inc.

23909 W. Overson Road

Union Grove, WI 53182

If to the Adviser:

Forward Management, LLC

433 California Street, Suite 1100

San Francisco, CA 94104

18. Confidential Information. The Sub-Adviser shall maintain the strictest confidence regarding the business affairs of the Fund. Written reports furnished by the Sub-Adviser to the Company and the Adviser shall be treated by all of the parties as confidential and for the exclusive use and benefit of the Company and the Fund except as disclosure may be required by applicable law. Further, the Sub-Adviser shall not specifically disclose the list of Environmentally Qualified Investments to any third party without the express written permission of the Adviser and the Sierra Club, except as shall be required by law and, if reasonably possible, with prior notice to the Adviser and the Sierra Club.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, officers, and employees (1) to treat confidentially and as proprietary information of the Company (a) all records and other information relative to the Fund and their prior, present or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P)”, promulgated under the Gramm-Leach-Bliley Act (the “Act”), and (2) not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by the privacy policies adopted by the Company, Regulation S-P or the Act, except after prior notification to and approval in writing by the Company. Such written approval shall not unreasonably be withheld by the Company and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Company. The Sub-Adviser may share the confidential and nonpublic information covered by this paragraph with its employees and affiliates to the extent reasonably necessary to perform its duties under this Agreement.

19. Third Party Beneficiary. The Adviser and Sub-Adviser agree that the Sierra Club is a third party beneficiary to this Agreement.

20. Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) Concurrently with the execution of this Agreement, the Sub-Adviser is delivering to the Adviser and the Company a copy of Part II of its Form ADV, as revised, on file with the SEC. The Adviser and the Company hereby acknowledge receipt of such copy.

(c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of [                    ], 2005.

FORWARD FUNDS, INC.

By:
Name:	J. Alan Reid, Jr.
Title:	President

FORWARD UNIPLAN ADVISORS, INC.

By:
Name:	Richard Imperiale
Title:	President

FORWARD MANAGEMENT, LLC

By:
Name:	J. Alan Reid, Jr.
Title:	President

APPENDIX L

BENEFICIAL OWNERS OF COMPANY SHARES

As of February 22, 2005, the following persons owned of record or beneficially 5% or more of the following Funds. Shareholders holding 25% or more of the outstanding voting shares of a Fund may be deemed to “control” that Fund.

Forward Hoover Small Cap Equity Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class	Percent of Fund
Charles Schwab & Company, Inc.* Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Investor Class	4,123,274.186	36.92%	35.10%

Muir & Co. c/o Frost National Bank P.O. Box 2479 San Antonio, TX 78298-2479	Investor Class	1,995,330.251	17.87%	16.99%

Sutton Place Associates LLC** One Embarcadero Center, Suite 1050 San Francisco, CA 94111	Investor Class	1,845,972.518	16.53%	15.72%

Northern Trust Co., Custodian FBO* The Norton Simon Fdn a/c 26-27988 P.O. Box 92956 Chicago, IL 60675	Institutional Class	238,199.401	41.21%	2.03%

Suffield Academy 185 North Main Street Suffield, CT 06078	Institutional Class	129,075.085	22.33%	1.10%

The H. John Heinz III Center for Science Economics & Environment Attn: Sharon Phenneger CFO/Treas. 1001 Pennsylvania Ave. NW Suite 735 S Washington, DC 20004	Institutional Class	75,132.933	12.99%	0.64%

Harder Foundation 401 Broadway Tacoma, WA 98402	Institutional Class	31,424.138	5.44%	0.27%

Forward Global Emerging Markets Growth Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class	Percent of Fund
Charles Schwab & Company, Inc.* Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Investor Class	8,121.682	18.79%	0.58%

National Investor Services* fbo 097-50000-19 55 Water Street, 32nd Floor New York, NY 10041	Investor Class	4,495.228	10.40%	0.32%

Wendel & Co. c/o The Bank of New York Mutual Fund Reorg Dept. 2 Hanson Pl 6th Floor Brooklyn, NY 11217-1431	Investor Class	3,927.845	9.09%	0.28%

Wendel & Co. c/o The Bank of New York Mutual Fund Reorg Dept. 2 Hanson Pl 6th Floor Brooklyn, NY 11217-1431	Investor Class	3,652.301	8.45%	0.26%

Wendel & Co. c/o The Bank of New York Mutual Fund Reorg Dept. 2 Hanson Pl 6th Floor Brooklyn, NY 11217-1431	Investor Class	2,322.308	5.37%	0.17%

Blush & Co c/o Reconciliations & Analysis Dept. 525 Washington Blvd. Jersey City, NJ 07310	Institutional Class	732,087.365	53.92%	52.25%

Ellard & Co. c/o Fiduciary Trust Co. Int’l Church Street Station P.O. Box 3199 New York, NY 10008	Institutional Class	187,400.346	13.80%	13.37%

Charles Schwab & Company, Inc.* Omnibus Spec Cust Acct FBO Cust Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Institutional Class	124,877.427	9.20%	8.91%

Jupiter & Co. c/o Investors Bank & Trust P.O. Box 9130 FPG 90 Boston, MA 02116	Institutional Class	118,475.798	8.73%	8.46%

Forward Hansberger International Growth Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class	Percent of Fund
Sutton Place Associates, LLC** One Embarcadero Center, Suite 1050 San Francisco, CA 94111	Investor Class	1,844,686.274	96.59%	96.59%
Forward International Small Companies Fund
Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class	Percent of Fund
Charles Schwab & Company, Inc.* Omnibus Spec Cust Acct FBO Cust Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Investor Class	305,263.629	30.31%	4.51%

National Investor Services* fbo 097-50000-19 55 Water Street, 32nd Floor New York, NY 10041	Investor Class	234,328.896	23.27%	3.46%

Charles Schwab & Company, Inc.* Omnibus Spec Cust Acct FBO Cust Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Institutional Class	3,701,169.183	64.17%	54.63%

Fox & Co. c/o Reconciliations & Analysis Dept 525 Washington Blvd. Jersey City, NJ 07310	Institutional Class	687,641.712	11.92%	10.15%

National Investor Services* fbo 097-50000-19 55 Water Street, 32nd Floor New York, NY 10041	Institutional Class	385,875.295	6.69%	5.70%
Forward Uniplan Real Estate Investment Fund
Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class	Percent of Fund
Sutton Place Associates, LLC** One Embarcadero Center, Suite 1050 San Francisco, CA 94111	Investor Class	1,528,672.318	51.55%	51.55%

Charles Schwab & Company, Inc.* Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Investor Class	698,545.855	23.56%	23.56%

PFPC Inc.* fbo Neuberger Berman 760 Moore Rd. King of Prussia, PA 19406	Investor Class	362,661.993	12.23%	12.23%

Forward Hoover Mini-Cap Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class	Percent of Fund
Sutton Place Associates, LLC** One Embarcadero Center, Suite 1050 San Francisco, CA 94111	Investor Class	319,884.685	68.30%	15.78%

Charles Schwab & Company, Inc.* Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Investor Class	88,264.752	18.85%	4.35%

Epick & Co. c/o Frost National Bank P.O. Box 2479 San Antonio, TX 78218	Institutional Class	857,003.880	54.94%	4.23%

Charles Schwab & Company, Inc.* Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Institutional Class	270,432.975	17.34%	13.33%

Southwest Bank of Texas Terisa L. Smith P. O. Box 27459 Houston, TX 77227-7459	Institutional Class	94,743.006	6.07%	4.67%

Trust Management Network LLC* FBO Bank of the West 8235 Douglas Ave Suite 100 LB 72 Dallas, TX 75225-6021	Institutional Class	86,288.026	5.53%	4.25%
Sierra Club Balanced Fund
Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class	Percent of Fund
Sutton Place Associates, LLC** One Embarcadero Center, Suite 1050 San Francisco, CA 94111	Investor Class	1,871,626.394	73.62%	73.62%

Sierra Club Life Member Balanced Fund 85 Second Street, 2nd Floor San Francisco, CA 94105	Investor Class	257,420.676	10.13%	10.13%

Sierra Club Stock Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class	Percent of Fund
Sierra Club Unrestricted Stock Fund 85 Second Street, 2nd Floor San Francisco, CA 94105	Investor Class	485,527.596	26.03%	26.03%

Charles Schwab & Company Inc.* Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Investor Class	374,609.051	20.08%	20.08%

Sierra Club Life Member Stock Fund 85 Second Street, 2nd Floor San Francisco, CA 94105	Investor Class	325,355.757	17.44%	17.44%

Sutton Place Associates, LLC** One Embarcadero Center, Suite 1050 San Francisco, CA 94111	Investor Class	239,176.549	12.82%	12.82%

*	Shares are believed to be held only as nominee.
**	Sutton Place Associates, LLC is an entity under common control with Forward Management.

THREE EASY WAYS TO VOTE

To vote by Telephone 1) Read the Proxy Statement and have your Proxy Card at hand. 2) Call 1-800-690-6903. 3) Follow the simple instructions.	To vote by Internet 1) Read the Proxy Statement and have your Proxy Card at hand. 2) Go to www.proxyweb.com 3) Follow the simple instructions.	To vote by Mail 1) Read the Proxy Statement. 2) Check one of the appropriate boxes on the reverse side. 3) Sign and date the Proxy Card below. 4) Return the Proxy Card in the envelope provided.

If you vote by Telephone or Internet, do not return your card by mail.

FORWARD FUNDS, INC.

Forward Hoover Small Cap Equity Fund • Forward Hansberger International Growth Fund

Forward Global Emerging Markets Fund • Forward International Small Companies Fund

Forward Uniplan Real Estate Investment Fund • Forward Hoover Mini-Cap Fund

Sierra Club Balanced Fund • Sierra Club Stock Fund

433 California Street, 11th Floor

San Francisco, CA 94104

SPECIAL MEETING OF SHAREHOLDERS

to be held on Friday, April 22, 2005

The undersigned shareholder of the Forward Funds, Inc. (the “Company”), hereby constitutes and appoints J. Alan Reid, Jr. and Mary Curran, or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Company held in his or her name on the books of the Company and which he or she is entitled to vote at the Special Meeting of Shareholders of the Company, to be held at 433 California Street, San Francisco, California 94104, on April 22, 2005 beginning at 9:00 a.m. (Pacific time), and at any adjournments or postponements thereof (the “Meeting”), with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof. The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Company and the Proxy Statement dated March 11, 2005.

The attached Proxy Statement provides additional information about these Proposals. Please read it before you vote. Shareholders of record of the Company as of the close of business on February 22, 2005 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Each share of a series of the Company (a “Fund”) is entitled to one vote, and a proportionate fractional vote for each fractional share held, with respect to each Proposal that is applicable to that Fund. Whether or not you plan to attend the Meeting in person, please vote your shares. To vote by mail, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy. You may also vote by telephone or Internet.

Date

Signature	(Sign in the Box)
Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 5 AND FOR EACH NOMINEE IN PROPOSAL 4.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN
Proposal 1:	To approve an Agreement and Plan of Reorganization and Redomiciliation (“Plan”) for each Fund whereby all or substantially all the assets and the liabilities of each Fund would be acquired by corresponding newly formed series of the Forward Funds (the “New Trust”), in exchange for shares of such series. (This Proposal applies to all shareholders).	☐	☐	☐	1.

Proposal 2:	To authorize the Board of Directors of the Company (the “Board”) and Forward Management LLC (“Forward Management”) to select or change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders, consistent with rules of the Securities and Exchange Commission or exemptive relief. (This Proposal applies to all shareholders).	☐	☐	☐	2.

Proposal 3:	To approve the Amended and Restated Investment Advisory Agreement between the Funds and Forward Management to update the Agreement and to clarify that Forward Management may be separately compensated for compliance and administrative services provided by Forward Management or its officers or employees to the Company. (This Proposal applies to all shareholders).	☐	☐	☐	3.

Proposal 4:	To elect each of the six individuals nominated to serve on the Board of Directors of the Company. (This Proposal applies to all shareholders). Nominees: (01) J. Alan Reid, Jr.; (02) Dewitt F. Bowman; (03) Kenneth V. Domingues; (04) Haig G. Mardikian; (05) Leo T. McCarthy; (06) Donald O’Connor.	FOR all nominees listed (except as marked to the contrary at left) ☐	WITHHOLD AUTHORITY to vote for all nominees ☐		4.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)		FOR	AGAINST	ABSTAIN

Proposal 5:	To approve a new Investment Sub-Advisory Agreement among Forward Management, the Company and Forward Uniplan Advisors, Inc. with respect to the Sierra Club Balanced Fund. (This Proposal applies only to shareholders of the Sierra Club Balanced Fund). The Sierra Club Balanced Fund will change its name to the Sierra Club Equity Income Fund as of April 1, 2005.	☐	☐	☐	5.

Proposal 6:	To take action on such other business as may properly come before the Meeting and any adjournments thereof.